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EXHIBIT 10.22



                                   MACK-CALI



                                SHORT FORM LEASE


                                    Between


                         MACK-CALI EAST LAKEMONT L.L.C.

                                  as Landlord,

                                      and

                           IVIVI TECHNOLOGIES, INC.,

                                   as Tenant


                                    Building

                            135 Chestnut Ridge Road
                              Montvale, New Jersey



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     THIS LEASE is made on the 21st day of June between MACK-CALI EAST LAKEMONT
L.L.C., a New Jersey limited liability company, whose address is c/o Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206 (who is referred to in this Lease as "Landlord") and IVIVI TECHNOLOGIES, INC., a New Jersey corporation, whose address is 224 Pegasus Avenue, Northvale, New Jersey 07647 (who is referred to in this Lease as "Tenant"). This Lease consists of the following Basic Lease Provisions and Definitions and the attached General Conditions and Exhibits. The Basic Lease Provisions and Definitions are referred to in this Lease as the "Basic Lease Provisions."

                             BASIC LEASE PROVISIONS
                             ----------------------

1. BASE PERIOD COSTS means the following:

     (a)  Base Operating Costs: Operating Costs incurred during the Calendar
          Year.

     (b) Base Real Estate Taxes: Real Estate Taxes incurred during the Calendar Year.

     (c)  Base Insurance Costs: Insurance Costs incurred during the Calendar
          Year.

     (d) Base Utility and Energy Costs: Utility and Energy Costs incurred during the Calendar Year.

2. BUILDING means 135 Chestnut Ridge Road, Montvale, New Jersey.

3. CALENDAR YEAR means the calendar year 2007.

4. COMMENCEMENT DATE means October 1, 2007, subject to Article 20 of this Lease.

5. DEMISED PREMISES OR PREMISES mean and are agreed and deemed to be 7,494 gross rentable square feet on the ground floor as shown on Exhibit A to this Lease, which includes an allocable share of the Common Facilities.

6. EXPIRATION DATE means 11:59 p.m. on the last day of the month in which the day before the eighty-fifth (85th) month anniversary of the Commencement Date occurs.

7. FIXED BASIC RENT means the following:

                                             Monthly       Annual Per
Term                         Annual Rate   Installments   Sq. Ft. Rent
---------------------------  -----------   ------------  ---------------
Month 1 through Month 24     $168,615.00    $14,051.25       $22.50
Month 25 through Month 85    $187,350.00    $15,612.50       $25.00

Notwithstanding anything contained herein to the contrary and provided Tenant shall not be or not have been in default under any of the terms and conditions of the Lease, Tenant shall not be required to pay Fixed Basic Rent during the thirteenth (13th) month following the Commencement Date.

8. HVAC AFTER HOURS CHARGE is $35.00 per hour per zone for heat and $45.00 per hour per zone for air conditioning, subject to Section 17 (b) of the Lease. The HVAC After Hours Charge (including the discounted rate below) is subject to increase from time to time to reflect the increase in the cost of providing such after hours HVAC service. The Premises consist of one zone for heat and air conditioning. Notwithstanding anything herein to the contrary, during the summer season of each Lease Year during the Term, the HVAC After Hours Charge shall be reduced to $20.00 per hour per zone, subject to section 17b of the Lease for the first 120 hours of after hours air conditioning requested by Tenant.

9. NOTICE ADDRESSES shall mean the following:

If to Tenant:
-------------
_____________________
_____________________
_____________________

If to Landlord by personal or overnight delivery:
c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, New Jersey 08837-2206
Attention: Executive Vice President and General Counsel

If to Landlord by mail:
c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, New Jersey 08818-7817
Attention: Executive Vice President and General Counsel

10. PARKING SPACES means a total of twenty-four (24) parking spaces.

Assigned: four (4), as shown on Exhibit A-1.
Unassigned: twenty (20)


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11. SECURITY DEPOSIT means FORTY-SIX THOUSAND EIGHT HUNDRED THIRTY-SEVEN AND
50/100 DOLLARS ($46,837.50).

12. TENANT'S BROKER means McBride Corporate Real Estate.

13. TENANT'S PERCENTAGE means and is agreed and deemed to be 11.33%.


                                   DEFINITIONS
                                   -----------

1. ADDITIONAL RENT means all money, other than the Fixed Basic Rent, payable by Tenant to Landlord under the Lease, including, but not limited to, the monies payable by tenant to Landlord pursuant to Exhibits G and H of this Lease.

2. BUILDING HOLIDAYS means the holidays shown on Exhibit E and all days observed as holidays by the United States, State, or labor unions representing individuals servicing the Building in behalf of Landlord; if there be no such labor unions, such definition shall include holidays designated by Landlord for the benefit of such individuals.

3. BUILDING HOURS means Monday through Friday, 8:00 a.m. to 6:00 p.m. and Saturday, 8:00 a.m. to 1:00 p.m., but excluding Building Holidays.

4. COMMON FACILITIES means and includes the lobby; elevator(s); fire stairs; public hallways; public lavatories; all other general Building components, facilities and fixtures that service or are available to more than one tenant; air conditioning mechanical rooms; fan rooms; janitors' closets; electrical and telephone closets serving more than one tenant; elevator shafts and machine rooms; flues; stacks; pipe shafts and vertical ducts with their enclosing walls; and structural components of the Building.

Whenever the word "includes" or "including" is used in this Lease, it means "includes but is not limited to" and "including but not limited to," respectively.

5. EXHIBITS are the following:
    Exhibit A         Location of Premises
    Exhibit A-1       Site Plan - Parking
    Exhibit B         Rules and Regulations
    Exhibit C         Workletter Agreement
    Exhibit D         Cleaning Services
    Exhibit E         Building Holidays
    Exhibit F         Commencement Date Agreement
    Exhibit G         Tax and Operating Cost Rider
    Exhibit H         Electricity Rider
    Exhibit I         Letter of Credit Form

The Exhibits are attached at the back of this Lease and are a part of this Lease.

6. LEGAL REQUIREMENTS means all present and future laws and ordinances of federal, state, municipal and county governments, and rules, regulations, orders and directives of departments, subdivisions, bureaus, agencies or offices of such governments, or any other governmental, public or quasi-public authorities having jurisdiction over the Building, and the directions of any public officer pursuant to law.

7. PRIME means the so-called annual prime rate of interest established and quoted by The Wall Street Journal (or its successor), from time to time, but in no event greater than the highest lawful rate from time to time in effect.

8. PERMITTED USE means general office use consistent with a first class office building and for no other purpose.

9. REAL PROPERTY means the Building, the land upon which the Building stands, together with adjoining parking areas, sidewalks, driveways, landscaping and land.

10. STATE means the State of New Jersey.

11. TER1VI means the period of time beginning on the Commencement Date and ending on the Expiration Date.


              -- End of Basic Lease Provisions and Definitions --




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                               TABLE OF CONTENTS
                               -----------------

1.   LEASE:....................................................................1
2.   FIXED BASIC RENT:.........................................................1
3.   USE AND OCCUPANCY:........................................................1
4.   CARE AND REPAIR OF PREMISES:..............................................1
5.   ALTERATIONS, ADDITIONS OR IMPROVEMENTS:...................................2
6.   ASSIGNMENT AND SUBLEASE:..................................................2
7.   COMPLIANCE WITH RULES AND REGULATIONS:....................................4
8.   DAMAGES TO BUILDINGS:.....................................................4
9.   EMINENT DOMAIN:...........................................................4
10.  LANDLORD'S REMEDIES ON DEFAULT:...........................................5
11.  DEFICIENCY:...............................................................5
12.  SUBORDINATION:............................................................6
13.  SECURITY DEPOSIT:.........................................................6
14.  RIGHT TO CURE TENANT'S BREACH:............................................7
15.  LIENS:....................................................................7
16.  RIGHT TO INSPECT AND REPAIR:..............................................7
17.  SERVICES TO BE PROVIDED BY LANDLORD:......................................7
18.  TENANT'S ESTOPPEL:........................................................7
19.  HOLDOVER TENANCY:.........................................................7
20.  LANDLORD'S WORK; COMMENCEMENT:............................................8
21.  OVERDUE RENT CHARGE/INTEREST:.............................................8
22.  INSURANCE:................................................................9
23.  INDEMNITY:...............................................................10
24.  BROKERS:.................................................................10
25.  PERSONAL LIABILITY:......................................................10
26.  NOTICES:.................................................................10
27.  AUTHORITY:...............................................................11
28.  PARKING SPACES:..........................................................11
29.  RELOCATION:..............................................................11
30.  MISCELLANEOUS:...........................................................11
31.  OPTION TO RENEW:.........................................................13
32.  RIGHT OF FIRST OFFER:....................................................15





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                               GENERAL CONDITIONS
                               ------------------

1. LEASE:

Landlord has leased the Premises to Tenant for the Term.

2. FIXED BASIC RENT:

Tenant will pay Landlord the Fixed Basic Rent. At Landlord's option, if Tenant shall default in the payment of Fixed Basic Rent and/or Additional Rent beyond applicable notice and cure periods more than two (2x) times in any Lease Year, upon notice to Tenant, Tenant will pay the Fixed Basic Rent and Additional Rent by electronic transfer. The Fixed Basic Rent payable for the entire Term will be the aggregate of the Annual Rate set forth in the Basic Lease Provisions and will be payable, in advance, on the first day of each calendar month during the Term at the Monthly Installments set forth in the Basic Lease Provisions, except that a proportionately lesser amount will be paid for the first month of the Term if the Term commences on a day other than the first day of the month. Tenant will pay the first (1st) full monthly installment of Fixed Basic Rent upon Tenant's execution and delivery of this Lease. Tenant will pay Fixed Basic Rent, and any Additional Rent, to Landlord at Landlord's address set forth in the first paragraph of this Lease, or at such other place as Landlord may designate in writing, without demand and without counterclaim, deduction or set off.

3. USE AND OCCUPANCY:

Tenant will use the Premises solely for the Permitted Use.

Neither Tenant, nor anyone acting by or through Tenant, will generate, handle, dispose, store or discharge any hazardous substances or wastes as defined by Legal Requirements in, on or around the Premises, the Building or the Real Property in violation of any Legal Requirements (such actions collectively referred to as "Prohibited Actions"). Tenant will defend, indemnify and hold Landlord harmless against any and all loss, cost, damage, liability or expense (including attorneys' fees and disbursements) which Landlord may sustain as a result of any Prohibited Actions.

4. CARE AND REPAIR OF PREMISES:

Tenant will not commit any act that damages the Premises or Building and will take good care of the Premises, and will comply with all Legal Requirements affecting the Premises or the Tenant's use and/or occupancy of the Premises. Landlord will, at Tenant's expense, make all necessary repairs to the Premises. Landlord will make all necessary repairs to the Common Facilities. The cost of repairs to the Common Facilities will be included in Operating Costs, except where the repair has been made necessary by misuse or neglect by Tenant or Tenant's agents, employees, contractors, invitees, visitors or licensees (collectively, "Tenant's Agents"), in which event Landlord will nevertheless make the repair but Tenant will pay to Landlord, as Additional Rent, upon demand, the cost incurred by Landlord to complete such repairs. The cost of repairs to the Common Facilities where the repair has been made necessary by misuse or neglect by another tenant or another tenant's agents, employees, contractors, invitees, visitors or licensees, will not be included in Operating Costs. All improvements made by Tenant prior to or after the commencement of the Term which are attached to the Premises will, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease. Not later than the last day of the Term, Tenant will, at Tenant's expense, remove from the Building all of Tenant's personal property and those improvements made by Tenant which Landlord has not elected by notice to Tenant to retain as Landlord's property, as well as all trade fixtures (other than built-in cabinet work), moveable partitions, telephone, computer, data and antenna wiring, cabling and related conduit and the like. Tenant will repair all injury done by or in connection with the installation or removal of said property, improvements, wiring and the like; cap or terminate all telephone, computer and data connections at service entry panels in accordance with Legal Requirements; and surrender the Premises in as good condition as they were at the beginning of the Term, except for reasonable wear and damage by casualty or other cause not due to the misuse or neglect by Tenant and/or Tenant's Agents. All property of Tenant remaining on the Premises after the last day of the Term will be conclusively deemed abandoned and may be removed and discarded or stored at Tenant's risk by Landlord, and Tenant will pay Landlord for the cost of such removal, discarding and/or storage. Notwithstanding anything contained herein to the contrary, Tenant shall remove all installations that are "non-standard office improvements". For purposes hereof, "non-standard office improvements" shall mean raised flooring, interior staircases, vaults, elevators, modifications to the Building's utility and mechanical systems and unusual configuration for first class office space. Tenant shall repair any damage to the Premises resulting from such removal.

Tenant is responsible for all costs related to the repair and maintenance of any additional or supplemental HVAC systems, appliances and equipment serving exclusively the Premises or installed to meet Tenant's specific requirements. Tenant will purchase and maintain throughout the Term an annual full maintenance and service contract for this equipment and will forward a copy of each proposed contract to Landlord for its approval prior to signing it.

5. ALTERATIONS, ADDITIONS OR IMPROVEMENTS:

Tenant will not, without first obtaining the written consent of Landlord, make any alterations, additions or improvements (collectively, "alterations") in, to or about the Premises. Unless the alterations affect the Common Facilities or Building Systems or would otherwise require a building permit, Landlord will not unreasonably withhold or delay its consent. Building Systems include the life safety, plumbing, electrical, heating, ventilation and air conditioning systems in the Building. Tenant may, upon prior notice to Landlord, perform minor cosmetic improvements, such as painting and wallpapering, without the prior consent of Landlord.

If Tenant shall request the consent or approval of Landlord to the making of any alterations or to any other thing, and Landlord shall seek and pay a separate fee for the opinion of Landlord's counsel, architect, engineer or other representative or agent as to the form or substance thereof, Tenant shall pay Landlord, as Additional Rent, within 30 days after demand, all reasonable costs and expenses of Landlord incurred in connection therewith, including, in case of any alterations, costs and expenses of Landlord in reviewing plans and specifications.

6. ASSIGNMENT AND SUBLEASE:

Tenant will not mortgage, pledge, assign or otherwise transfer this Lease or sublet all or any portion of the Premises in any manner except as specifically provided for in this Article 6:

     a) If Tenant desires to assign this Lease or sublease all or part of the Premises, the terms and conditions of such assignment or sublease will be communicated by Tenant to Landlord in writing no less than thirty (30) days prior to the effective date of such sublease or assignment. Prior to such effective date, Landlord will have the option, upon notice to Tenant, to terminate the Lease, (i) in the case of subletting, solely as to that portion of the Premises to be sublet, or (ii) in the case of an assignment, as to all of the Premises, and in such event, Tenant will be fully released from its obligations with respect to the terminated space ("Recapture Space") accruing from and after the effective date. If Landlord terminates the Lease as to the Recapture Space, in no event will Landlord be liable for a brokerage commission in connection with the proposed assignment or sublet. If Landlord recaptures the Recapture Space, Tenant shall be solely responsible, at its cost and expense, for :all alterations required to separate the Recapture Space from the balance of the Premises, including, but not limited to, construction of demising walls and separation of utilities.

     (b) In the event that the Landlord elects not to terminate the Lease as to the Recapture Space, Tenant may assign this Lease or sublet the whole or any portion of the Premises, subject to Landlord's prior written consent, which consent will not be unreasonably withheld, conditioned or delayed, subject to the following terms and conditions and provided the proposed occupancy is in keeping with that of a first-class office building:

          i) Tenant will provide to Landlord the name, address, nature of the business and evidence of the `financial condition of the proposed assignee or sublessee;

          ii) The assignee will assume, by written instrument, all of the obligations of the Tenant under this Lease, and a copy of such assumption agreement will be furnished to Landlord within ten (10) days of its execution. No further assignment of this Lease or subletting all or any part of the Premises will be permitted;

          iii) Each sublease will provide that sublessee's rights will be no greater than those of Tenant, and that the sublease is subject and subordinate to this Lease and to the matters to which this Lease is or will be subordinate, and that in the event of default by Tenant under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such sublessee will, at Landlord's option, attorn to Landlord pursuant to the terms of such sublease, except that Landlord will not (i) be liable for any previous act or omission of Tenant under such sublease or, (ii) be subject to any offset not expressly provided for in this Lease or by any previous prepayment of more than one month's rent;

          iv) The liability of Tenant and each assignee will be joint, several and primary for the observance of all the provisions, obligations and undertakings of this Lease, including the payment of Fixed Basic Rent and Additional Rent through the entire Term, as the same may be renewed, extended or otherwise modified;

          v) Tenant will promptly pay to Landlord any consideration received for any assignment or all of the rent (fixed basic rent and additional rent) and any other consideration payable by the subtenant to Tenant under or in connection with a sublease, as and when received, in excess of the Fixed Basic Rent required to be paid by Tenant for the area sublet;

          vi) The acceptance by Landlord of any rent from the assignee or from any subtenant or the failure of Landlord to insist upon strict performance of any of the terms, conditions and covenants of this Lease will release neither Tenant, nor any assignee assuming this Lease, from the Tenant's obligations set forth in this Lease;

          vii) The proposed assignee or subtenant is not then an occupant of any part of the Building or any other building then owned by Landlord or its affiliates within a five-mile radius of the Building;

          viii) The proposed assignee or subtenant is not an entity or a person or an affiliate of an entity with whom Landlord is or has been, within the preceding twelve (12) month period, negotiating to lease space in the Building or any other building owned by Landlord or its affiliates within a five-mile radius of the Building;

          ix) There will not be more than one (1) subtenant in the Premises;

          x) Tenant will not advertise the subtenancy for less than Landlord's then current market rent for the Premises;

          xi) Tenant will pay Landlord a ONE THOUSAND FIVE HUNDRED AND 00/100 DOLLAR ($1,500.00) administrative fee for each request for consent to any sublet or assignment simultaneously with Tenant's request for consent to a specific sublet or assignment; and

          xii) The proposed assignee or subtenant will use the Premises for the Permitted Use only.

     c) If Tenant is a corporation (other than a corporation whose stock is listed and traded on a nationally recognized stock exchange), the transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of a majority of the issued and outstanding stock [or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock which results in a change of control of Tenant], and if Tenant is a partnership, joint venture or limited liability company (collectively "Entity"), the transfer (by one or more transfers) of an interest in the distributions of profits and losses of such Entity (or other mechanism, such as, by way of example, the creation of additional partnership or limited liability company interests) which results in a change of control of such Entity will be deemed an assignment of this Lease, subject to provisions of this Article.

Notwithstanding anything contained in this Lease to the contrary, Tenant may assign this Lease or sublet all or any portion of the Premises to (i) any corporation or other Entity directly or indirectly controlling or controlled by Tenant or under common control with Tenant, or (ii) any successor by merger, consolidation, corporate reorganization or acquisition of all or substantially all of the assets of Tenant (any transaction referred to in clauses (i) or (ii) hereof will be a "Permitted Transfer") provided that the net worth of any transferee of a Permitted Transfer will not be less than the greater of (A) the net worth of Tenant immediately preceding the Permitted Transfer or (B) the net worth of Tenant as of the date of the execution and delivery of this Lease by both parties. Any other assignment or subleasing of Tenant's interest under this Lease will be subject to Landlord's approval, which approval will not be unreasonably withheld, conditioned or delayed.

     d) Except as specifically set forth above, if any portion of the Premises or of Tenant's interest in this Lease is acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, or if Tenant pledges its interest in this Lease or in any security deposit required hereunder, Tenant will be in default.

7. COMPLIANCE WITH RULES AND REGULATIONS:

Tenant will observe and comply with the rules and regulations set forth in Exhibit B and with such further reasonable rules and regulations as Landlord may prescribe from time to time.

8. DAMAGES TO BUILDING:

If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the sixtieth (60th) day following the damage, give Tenant a notice electing to terminate this Lease. In such event, this Lease will terminate on the thirtieth (30th) day after the giving of such notice, and Tenant will surrender possession of the Premises on or before such date. If this Lease is not terminated pursuant to this Article, Landlord will restore the Building and the premises with reasonable promptness, subject to Force Majeure, as defined in
Article 30(e) below, and subject to the availability and adequacy of the insurance proceeds. Landlord shall not be obligated to restore fixtures and improvements owned by Tenant.

In any case in which use of the Premises is affected by any damage to the Building, there will be either an abatement or an equitable reduction in Fixed Basic Rent, depending on the period for which and the extent to which the Premises are not reasonably usable for general office use. The words "restoration" and "restore" as used in this Article will include repairs.

9. EMINENT DOMAIN:

If Tenant's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof or (b) any other part of the Building; then, in either event, this Lease will terminate on the date when title vests pursuant to such taking. The Fixed Basic Rent, and any Additional Rent, will be apportioned as of such termination date and any Fixed Basic Rent or Additional Rent, paid for any period beyond said date, will be repaid to Tenant. Tenant will not be entitled to any part of the award for such taking or any payment in lieu thereof, but Tenant may file a separate claim for any taking of fixtures and improvements owned by Tenant which have not become the Landlord's property, and for moving expenses, provided the same will, in no way, affect or diminish Landlord's award. In the event of a partial taking which does not effect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there will be either an abatement or an equitable reduction in Fixed Basic Rent, depending on the period for which and the extent to which the Premises are not reasonably usable for general office use.

10. LANDLORD'S REMEDIES ON DEFAULT:

If Tenant defaults in the payment of Fixed Basic Rent or any Additional Rent or in the performance of any of the other covenants and conditions of this Lease or permits the Premises to become deserted, abandoned or vacated, Landlord may give Tenant notice of such default, and if Tenant does not cure any Fixed Basic Rent or Additional Rent default within five (5) days or other default within fifteen
(15) days after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Tenant does not commence such curing within such fifteen (15) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Landlord may terminate this Lease or Tenant's right to possession upon not less than ten (1.0) days notice to Tenant, and on the date specified in such notice Tenant's right to possession of the Premises will cease, but Tenant will remain liable as provided below in this Lease. If this Lease or Tenant's right to possession will have been so terminated by Landlord, Landlord may at any time thereafter recover possession of the Premises by any lawful means and remove Tenant or other occupants and their effects. Landlord may, at Tenant's expense, relet all or any part of the Premises and may make such alterations, decorations or other changes to the Premises as Landlord considers appropriate in connection with such reletting, without relieving Tenant of any liability under this Lease. Tenant shall pay to Landlord, on demand, such expenses as Landlord may incur, including, without limitation, court costs and reasonable attorney's fees and disbursements, in enforcing the performance of any obligation of Tenant `under this Lease.

Tenant hereby waives all right of redemption to which Tenant or any person under Tenant might be entitled by any Legal Requirement. Tenant hereby further waives any and all rights to invoke N.J.S.A. 2A:18-60.

11. DEFICIENCY:

In any case where Tenant has defaulted and Landlord has recovered possession of the Premises or terminated this Lease or Tenant's right to possession, Tenant's obligation to pay Landlord all the Fixed Basic Rent and Additional Rent up to and including the Expiration Date will not be discharged or otherwise affected. Landlord will have all rights and remedies available to Landlord at law and in equity by reason of Tenant's default, and may periodically sue to collect the accrued obligations of the Tenant together with interest at Prime plus four percent per annum from the date owed to the date paid, but in no event greater than the maximum rate of interest permitted by law.

Alternatively, in any case where Landlord has recovered possession of the Premises by reason of Tenant's default, Landlord may at Landlord's option, and at any time thereafter, and without notice or other action by Landlord, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled, to recover from Tenant, as damages for such breach, in addition to such other sums herein agreed to be paid by Tenant, to the date of re-entry, expiration and/or dispossess, an amount equal to the difference between the Fixed Basic Rent and Additional Rent reserved in this Lease from the date of such default to the date of Expiration Date of the original Term and the then fair and reasonable rental value of the Premises for the same period. Said damages shall become due and payable to Landlord immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damages, the difference between an installment of Fixed Basic Rent and Additional Rent thereafter becoming due and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of not more than six percent (6%) per annum.

12. SUBORDINATION:

This Lease will, at the option of any holder of any underlying lease or holder of any first mortgage or first trust deed, be subject and subordinate to any such underlying lease and to any first mortgage or first trust deed which may now or hereafter affect the Real Property, and also to all renewals, modifications, consolidations and replacements of such underlying leases and first mortgage or first trust deed. Although no instrument or act on the part of Tenant will be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of such first mortgage or first trust deed or by any of the lessors under such underlying leases. If any underlying lease to which this Lease is subject terminates, Tenant will, on timely request, recognize and acknowledge the owner of the Real Property as Tenant's landlord under this Lease.

13. SECURITY DEPOSIT:

Tenant will deposit with Landlord on the signing of this Lease by Tenant, the Security Deposit for the performance of Tenant's obligations under this Lease, including the surrender of possession of the Premises to Landlord in the condition required under this Lease. If Landlord applies all or any part of the Security Deposit to cure any default of Tenant, Tenant will, on demand, deposit with Landlord the amount so applied so that Landlord will have the full Security Deposit on hand at all times during the Term. In the event of a bona fide sale of the Real Property, subject to this Lease, Landlord will transfer the Security Deposit to the purchaser, and Landlord will be considered released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look solely to the new landlord for the return of the Security Deposit, and it is agreed that this will apply to every transfer or assignment made of the Security Deposit to a new landlord.' Provided Tenant is not in default, the Security Deposit (less any portions of it previously used, applied or retained by Landlord), will be returned to Tenant after the expiration or sooner termination of this Lease and delivery of the entire Premises to Landlord in accordance with the provisions of this Lease. Tenant will not assign, pledge or otherwise encumber the Security Deposit, and Landlord will not be bound by any such assignment, pledge or encumbrance.

Tenant may deliver to Landlord, in lieu of the cash deposit set forth in this Article an irrevocable negotiable letter of credit issued by and drawn upon such commercial bank selected by Tenant and acceptable to Landlord (at its sole discretion) and in form and content acceptable to Landlord (also at its sole discretion) (the form attached hereto as Exhibit I shall be deemed acceptable to Landlord) for the account of Landlord, in the sum of FORTY-SIX THOUSAND EIGHT HUNDRED THIRTY-SEVEN AND 50/100 DOLLARS ($46,837.50); Said letter of credit shall be for a term of not less than one (1) year and shall be renewed by Tenant (without notice from Landlord) no later than sixty (60) days prior to its expiration, and the expiration of each replacement thereof, until Landlord shall be required to return the security to Tenant pursuant to the terms of this Lease but in no event earlier than ninety (90) days after the Expiration Date, and each such renewed letter of credit shall be delivered to Landlord no later than sixty (60) days prior to the expiration of the letter of credit then held by Landlord. If any portion of the security deposit shall be utilized by Landlord in the manner permitted by this Lease, Tenant shall, within five (5) days after request by Landlord, replenish the security account by depositing with Landlord, in cash or by letter of credit, an amount equal to that utilized by Landlord. Failure of Tenant to comply strictly with the provisions of this Article shall constitute a material breach of this Lease and Landlord shall be entitled to present the letter of credit then held by it `for payment (without notice to Tenant). If the cash security is converted into a letter of credit, the provisions with respect to letters of credit shall apply (with the necessary changes in points of detail) to such letter of credit deposit. In the event of a bank failure or insolvency affecting the letter of credit, Tenant shall replace same within twenty (20) days after being requested to do so by Landlord.

14. RIGHT TO CURE TENANT'S BREACH:

If Tenant breaches any covenant or condition of this Lease, Landlord may, on prior notice to Tenant (except that no notice need be given in case of emergency), cure such breach at the expense of Tenant, and the reasonable amount of all expenses, including attorney's fees, incurred by Landlord in so doing (whether paid by Landlord or not) will be deemed payable on demand as Additional Rent.

15. LIENS:

Tenant will not permit any lien or other encumbrance to be filed as a result of any act or omission (or alleged act or omission) of Tenant. Tenant will, within ten (10) days after notice from Landlord, discharge or satisfy by bonding or otherwise any liens filed against Landlord or all or any portion of the Real Property as a result of any such act or omission, including any lien or encumbrance arising from contract or tort claims.

16. RIGHT TO INSPECT AND REPAIR:

Landlord or its designees may enter the Premises (but will not be obligated to do so) at any reasonable time on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purpose of: (i) inspection;
(ii) performance of any work or the making of such repairs, replacements or additions in, to, on and about the Premises or the Building, as Landlord deems necessary or desirable; or (iii) showing the Premises to prospective purchasers, mortgages and, during the last twelve (12) months of the Term, prospective tenants. Tenant will provide Landlord or its designees free and unfettered access to any mechanical or utility rooms, conduits, risers or the like located within the Premises. Landlord or any prospective tenant shall have the right to enter the space to perform inspections, surveys, measurements or such other reasonable activities as may be necessary to prepare the Premises for occupancy by the succeeding tenant. Tenant will have no claims, including claims for interruption of Tenant's business, or cause of action against Landlord by reason of entry for such purposes.

17. SERVICES TO BE PROVIDED BY LANDLORD:

     a) Landlord will furnish to the Premises (i) electricity for normal lighting and ordinary office machines, (ii) during Building Hours, HVAC required for the reasonable use and occupancy of the Premises, and (iii) janitorial service (as set forth in Exhibit D), all in a manner comparable to that of similar buildings in the area. In addition, Landlord shall provide Common Facilities lighting at the Real Property during Building Hours and for such additional hours as, in Landlord's judgment, is necessary or desirable to insure proper operation of the Real Property.

     b) Tenant will be entitled to make use of HVAC beyond the Building Hours, at Tenant's sole cost and expense, provided Tenant has notified Landlord by 3:00 p.m. on the day that Tenant will require said overtime use if said overtime use is required on any weekday, and by 3:00 p.m. on Friday for Saturday and/or Sunday overtime use. Tenant will pay Landlord the HVAC After Hours Charge (as defined in the Basic Lease Provisions) for HVAC beyond the Building Hours.

18. TENANT'S ESTOPPEL:

Tenant will, from time to time, on not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate containing such information as Landlord may reasonably request.

19. HOLDOVER TENANCY:

Tenant agrees that it must surrender possession of the Premises to Landlord on the Expiration Date or earlier termination of the Term. Tenant agrees to indemnify and hold Landlord harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including attorneys' fees, resulting from any delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant based on such delay. Tenant agrees that if possession of the Premises is not surrendered to Landlord on the Expiration Date or earlier termination of the Term, then Tenant agrees to pay Landlord as liquidated damages for each month and for any portion of a month during which Tenant holds over in the Premises after the Expiration Date or earlier termination of the Term, a sum equal to 150% of the average Fixed Basic Rent and Additional Rent which was payable per month under this Lease during the last three months of the Term for the first month and 200% of the aforesaid average Fixed Basic Rent and Additional Rent for each month and for any portion of a month thereafter. Such liquidated damages shall not limit Tenant's indemnification obligation with respect to claims made by any succeeding tenant based on Tenant's failure or refusal to surrender the Premises to Landlord on the Expiration Date or sooner termination of the Term. Nothing contained herein shall be deemed to authorize Tenant to remain in occupancy of the Premises after the Expiration Date or sooner termination of the Term.

20. LANDLORD'S WORK; COMMENCEMENT:

     a) Landlord agrees that, prior to the Commencement Date, it will perform work in the Premises in accordance with Exhibit C of this Lease (the "Work").

     b) A satisfactory inspection of the Work by the applicable governmental authority allowing the Premises to be legally occupied, which may be later evidenced by a (temporary or final) Certificate of Occupancy (although the date of issuance may be other than the Commencement Date), will constitute sufficient evidence to demonstrate that Landlord has performed the Work and the Term has commenced.

     c) Notwithstanding anything contained in this Lease to the contrary, if Tenant (or anyone having rights under or through Tenant) shall occupy all or any part of the Premises prior to the date Landlord has completed the Work, then the Commencement Date shall be deemed to occur on such date that Tenant (or anyone claiming under or through Tenant) shall occupy all or any part of the Premises.

     d) Notwithstanding anything contained in this Lease to the contrary, if Landlord, for any reason whatsoever cannot deliver possession of the Premises to Tenant on the Commencement Date set forth in the Basic Lease Provisions, this Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, the Term will commence on the earlier of: (i) the date Landlord delivers possession of the Premises to Tenant or (ii) the date Landlord would have delivered possession of the Premises to Tenant but for any reason attributable to Tenant.

     e) Tenant, at its sole expense, with the cooperation of Landlord, will apply to the Planning Board for a use permit and diligently pursue obtaining same. Tenant recognizes that the procurement of the use permit is a condition precedent to Landlord obtaining a building permit to undertake the performance of the Work. This Lease is subject and contingent upon Tenant obtaining a use permit and Landlord obtaining a building permit for the Work. In the event a use permit is not obtained, or having obtained a use permit, a building permit is not issued, then Landlord shall notify Tenant of such fact, and thereafter this Lease shall be void, without further liability of either party to the other except to return to Tenant the prepaid rent, if any, and the security deposit.

21. OVERDUE RENT CHARGE/INTEREST:

     a) Tenant will pay an "Overdue Rent Charge" of eight percent (8%) of any installment of Fixed Basic Rent or Additional Rent which Tenant fails to pay within five (5) days after the due date thereof, to cover the extra expense involved in handling non-payments and/or delinquent payments. The Overdue Rent Charge will constitute Additional Rent and an agreed upon amount of liquidated damages and not a penalty. Notwithstanding anything in this Article to the contrary, Landlord shall waive an Overdue Rent Charge one time during each Lease Year provided, however, the installment of Fixed Basic Rent or Additional Rent so due is paid by the fifteenth (15th) day of the month. Payment received subsequent to the fifteenth (15th) of the month during these grace periods shall require an Overdue Rent Charge to be reassessed and added to Tenant's obligations hereunder.

     b) Any amount owed by Tenant to Landlord which is not paid when due will bear interest at the lesser of (i) the rate of two percent (2%) per month from the due date of such amount, or (ii) maximum legal interest rate permitted by law. The payment of interest on such amounts will not extend the due date of any amount owed.

22. INSURANCE:

     a) TENANT'S INSURANCE. On or before the Commencement Date or Tenant's prior entry into the Premises, Tenant will obtain and have in full force and effect, insurance coverage as follows:

          (i) workers' compensation in an amount required by law; (ii) commercial general liability with a per occurrence limit of Three Million Dollars ($3,000,000) and a general aggregate of Five Million Dollars ($5,000,000) for bodily injury and property damage on an occurrence basis and containing an endorsement naming Landlord, its agents, designees and lender as additional insureds, an aggregate limit per location endorsement, and no modification that would make Tenant's policy excess or contributing with Landlord's liability insurance; (iii) all risk property insurance for the full replacement value of all of Tenant's furniture, fixtures, equipment, alterations, improvements or additions that do not become Landlord's property upon installation; and (iv) any other form or forms of insurance or any increase in the limits of any of the coverages described above or other forms of insurance as Landlord or the mortgagees or ground lessors (if any) of Landlord may reasonably require from time to time if in the reasonable opinion of Landlord or said mortgagees or ground lessors said coverage and/or limits become inadequate or less than that commonly maintained by prudent tenants with similar uses in similar buildings in the area. All policies obtained by Tenant will be issued by carriers having ratings in Best's Insurance Guide ("Best") of A and VIII, or better (or equivalent rating by a comparable rating agency if Best no longer exists) and licensed in the State. All such policies must be endorsed to be primary and noncontributing with the policies of Landlord being excess, secondary and noncontributing. No policy will be canceled, nonrenewed or materially modified without thirty (30) days' prior written notice by the insurance carrier to Landlord. If the forms of policies, endorsements, certificates, or evidence of insurance required by this Article are superseded or discontinued, Landlord may require other equivalent or better forms. Evidence of the insurance coverage required to be maintained by Tenant, represented by certificates of insurance issued by the insurance carrier, must be furnished to Landlord prior to Tenant occupying the Premises and at least thirty (30) days prior to the expiration of current policies. Copies of all endorsements required by this Article must accompany the certificates delivered to Landlord. The certificates will state the amounts of all deductibles and self-insured retentions and that Landlord will be notified in writing thirty (30) days prior to cancellation, material change, or non-renewal of insurance. If requested in writing by Landlord, Tenant will provide to Landlord a certified copy of any or all insurance policies or endorsements required by this Article.

     b) Tenant will not do or allow anything to be done on the Premises which will increase the rate of fire insurance on the Building from that of a general office building. If any use of the Premises by Tenant results in an increase in the fire insurance rate(s) for the Building, Tenant will pay Landlord, as Additional Rent, any resulting increase in premiums. Tenant's insurance obligations set forth in Section 23 a) (i) and (ii) above shall continue in effect throughout the Term and after the Term as long as Tenant, or anyone claiming by, through or under Tenant, occupies all or any part of the Premises.

     c) WAIVER OF CLAIMS. Landlord and Tenant hereby waive all claims and release each other and each other's employees, agents, customers and invitees from any and all liability for any loss, damage or injury to property occurring in, on, about or to the Premises or the Building by reason of fire or other casualty, regardless of cause, including the negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that the property insurance carried by either of them will contain a clause whereby the insurer waives its right of subrogation against the other party. Each party to this Lease will give to its insurance company notice of the provisions of this Section 23 c) and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section c). Each party shall bear the risk of its own deductibles. Landlord and Tenant acknowledge that the insurance requirements of this Lease reflect their mutual recognition and agreement that each party will look to its own insurance and that each can best, insure against loss to its property and business no matter what the cause. If Tenant fails to maintain insurance or self insures for loss including, without limitation, business interruption, Tenant shall be deemed to have released Landlord for all loss or damage which would have been covered if Tenant had so insured.

     d) BUILDING INSURANCE. Landlord will at all times during the Term carry a policy of insurance which insures the Building, including the Premises and the Work, if any, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy); provided, however, that Landlord will not be responsible for, and will not be obligated to insure against, any loss of or damage to any personal property or trade fixtures of Tenant or any alterations which Tenant may make to the Premises or any loss suffered by Tenant due to business interruption. All insurance maintained by Landlord pursuant to this Article may be effected by blanket insurance policies.

23. INDEMNITY:

Tenant will defend, indemnify and hold Landlord and its agents harmless from and against any and all claims, actions or proceedings, costs, expenses and liabilities, including attorneys fees and disbursements incurred in connection with each such claim, action or proceeding, whether in contract or tort, arising from Tenant's use and occupancy of the Premises, including Tenant's negligent acts or omissions at the Real Property. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, will, at Tenant's expense, resist and defend such action or proceeding with counsel acceptable to Landlord.

24. BROKER:

Tenant represents and warrants to the Landlord that no broker brought about this transaction, except Tenant's Broker and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker(s) (other than Tenant's Broker) arising out of or in connection with the negotiations of or entering into of this Lease by Tenant and Landlord. Landlord represents and warrants to the Tenant that no broker brought about this transaction, except Tenant's Broker and Landlord agrees to indemnify and hold Tenant harmless from any and all claims of any broker(s) (including Tenant's Broker) claiming to have dealt with Landlord arising out of or in connection with the negotiations of or entering into of this Lease by Tenant and Landlord.

25. PERSONAL LIABILITY:

There will be no personal liability on the part of Landlord, its constituent members (including officers, directors, partners, members and trustees) and their respective successors and assigns or any mortgagee in possession, with respect to any of the terms, covenants and conditions of this Lease, and Tenant will look solely to the equity of Landlord in the Building for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever.

26. NOTICES:

Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if (i) delivered personally or (ii) sent by registered mail or certified mail return receipt requested in a postage paid envelope or (iii) sent by nationally recognized overnight delivery service, if to Tenant, at the Building; if to Landlord, at Landlord's address as set forth above to the attention of President and Chief Executive Officer, with a copy to the attention of the Executive Vice President and General Counsel; or, to either at such other address as Tenant or Landlord, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, if mailed, upon the seventh (7th) day after the mailing thereof or if sent by overnight delivery service, the next business day.

27. AUTHORITY:

The signatories on behalf of Tenant represent and warrant that they are authorized to execute this Lease, and if Tenant is a corporation or other Entity, Tenant will, within fifteen (15) days of Landlord's request, provide Landlord with a resolution confirming the authorization. Tenant represents and warrants to Landlord (i) that neither Tenant nor any person or entity that directly owns a ten percent (10%) or greater equity interest in Tenant nor any of its officers, directors or managing members (collectively, "Tenant and Others in Interest") is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224 signed on September 24, 2001 (the "Executive Order") and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism"), or other governmental action, (ii) that Tenant and Others in Interest's activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the "Money Laundering Act"), and (iii) that throughout the Term Tenant will comply with the Executive Order and the Money Laundering Act.

28. PARKING SPACES

Tenant's occupancy of the Premises will include the use of the parking spaces set forth in the Basic Lease Provisions. Tenant will, upon request, promptly furnish to Landlord the license numbers of the cars operated by Tenant and its subtenants, invitees, concessionaires, licensees and their respective officers, agents and employees. If any vehicle of Tenant, or of any subtenant, invitee, licensee, concessionaire, or their respective officers, agents or employees. is parked in any part of the Real Property other than those portions of the parking area(s) designated for this purpose by Landlord, or if Tenant shall exceed the number of parking spaces allocated to Tenant in the Basic Lease Provisions, then, in addition to Landlord's rights and remedies provided in this Lease, Tenant will pay to Landlord $100.00 per day.

29. RELOCATION:

Landlord, at its expense, at any time before or during the Term, may relocate Tenant from the Premises to space of reasonably comparable size, utility and improvements ("Relocation Space") within the Building or business park of which the Building is a part upon sixty (60) days prior notice to Tenant. From and after the date of the relocation, the Fixed Basic Rent and Tenant's Percentage will be adjusted based upon the gross rentable area of the Relocation Space; but in no event will the Fixed Basic Rent or Tenant's Percentage increase as a result of such relocation. Landlord will pay Tenant the actual, reasonable out of pocket moving costs incurred by Tenant in connection with such relocation. Landlord will have no liability for any interference with Tenant's business resulting from such relocation.

30. MISCELLANEOUS:

     a) If any of the provisions of this Lease, or the application of such provisions, will be invalid or unenforceable, the remainder of this Lease will not be affected, and this Lease will be valid and enforceable to the fullest extent permitted by law.

     b) The submission of this Lease for examination does not constitute a reservation of, or option for, the Premises, and this Lease is submitted to Tenant for signature with the understanding that it will not bind Landlord unless and until it has been executed by Landlord and delivered to Tenant or Tenant's attorney or agent and until the holder of any mortgage will have approved this Lease if such approval is required under the terms of such mortgage.

     c) No representations or promises will be binding on the parties to this Lease except those representations and promises expressly contained in the Lease.

     d) The article headings in this Lease are intended for convenience only and will not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

     e) Force Majeure means and includes those situations beyond either party's reasonable control, including acts of God; strikes; inclement weather; or, where applicable, the passage of time while waiting for an adjustment of insurance proceeds. Any time limits required to be met by either party hereunder, whether specifically made subject to Force Majeure or not, except those related to the surrender of the Premises by the end of the Term or payment of Fixed Basic Rent or Additional Rent, will, unless specifically stated to the contrary elsewhere in this Lease, be automatically extended by the number of days by which any required performance is delayed due to Force Majeure.

     f) No payment by Tenant or receipt by Landlord of a lesser amount than the Fixed Basic Rent and Additional Rent payable hereunder will be deemed to be other than a payment on account of the earliest stipulated Fixed Basic Rent and Additional Rent, nor will any endorsement or statement on any check or any letter accompanying any check or payment of Fixed Basic Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Basic Rent and Additional Rent or to pursue any other remedy provided herein or by law. All obligations of Tenant under this Lease shall survive the expiration or earlier termination of this Lease.

     g) No failure by either party to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy upon a breach of any such covenant, agreement, term or condition, and no acceptance by Landlord of full or partial rent during the continuance of any such breach by Tenant, will constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by either party to or of any breach of any covenant, condition or duty of the other party will be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless such consent or waiver is in writing and signed by the party granting such consent or waiver.

     h) Landlord covenants that if, and so long as, Tenant pays Fixed Basic Rent and any Additional Rent as required under this Lease, and performs Tenant's other covenants under the Lease, Landlord will do nothing to affect Tenant's right to peaceably and quietly have, hold and enjoy the Premises for the Term, subject to the provisions of this Lease.

     i) The provisions of this Lease will apply to, bind and inure to the benefit of Landlord and its respective heirs, successors, legal representatives and assigns. The term "Landlord" as used in this Lease means only the owner or a master lessee of the Building, so that in the event of any sale of the Building or of any master lease thereof, the Landlord named herein will be and hereby is entirely freed and relieved of all covenants and obligations of Landlord under this Lease accruing after such sale, and it will be deemed without further agreement that the purchaser or the new master lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord accruing under this Lease after such sale.

     j) Landlord reserves the right unilaterally to alter Tenant's ingress and egress to the Building or make any change in operating conditions to restrict pedestrian, vehicular or delivery ingress and egress to a particular location, or at any time close temporarily any common Facilities to make repairs or changes therein or to effect construction, repairs or changes within the Building, or to discourage non-tenant parking, and may do such other acts in and to the Common Facilities as in Landlord's sole judgment may be desirable to improve their convenience.

     k) To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises. This Lease will be governed by the laws of the State (without the application of any conflict of laws principles), and any action or proceeding in connection with this Lease shall be decided in the courts of the State.

     l) Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this Lease, including the Fixed Basic Rent and Additional Rent, to any person, corporation, partnership, association, newspaper, periodical or other entity, except to Tenant's accountants or attorneys (who shall also be required to keep the terms of this Lease confidential) or as required by law. This non-disclosure and confidentiality agreement will be binding upon Tenant without limitation as to time, and a breach of this paragraph will constitute a material breach under this, Lease.

     m) Any State statutory provisions dealing with termination rights due to casualty, condemnation, delivery of possession or any other matter dealt with by this Lease are superseded by the terms of this Lease.

     n) Whenever it is provided that Landlord will not unreasonably withhold, condition or delay consent or approval or will exercise its judgment reasonably (such consent or approval and such exercise of judgment being collectively referred to as "consent"), if Landlord delays, conditions or refuses such consent, Tenant waives any claim for money damages (including any claim for money damages by way of setoff, counterclaim or defense) based upon any claim or assertion that Landlord unreasonably withheld, conditioned or delayed consent. Tenants sole remedy will be specific performance. Failure on the part of Tenant to seek relief within 60 days after the date upon which Landlord has withheld, conditioned or delayed its consent will be 4eemed a waiver of any right to dispute the reasonableness of such withholding, conditioning or delaying of consent.

     o) Notwithstanding anything to the contrary contained in this Lease, in no event will Landlord or Tenant be liable to the other for the payment of consequential, punitive or speculative damages, except as provided in Article 19 hereof.

31. OPTION TO RENEW:

(a) if the term of this Lease shall then be in full force and effect and Tenant has complied fully with its obligations hereunder, Tenant shall have the option to extend the term of this Lease for a period of five (5) years (the "Renewal Term") commencing on the day immediately following the Expiration Date, provided however that Tenant shall give Landlord notice of its election to extend the term no earlier than eighteen (18) months prior to the Expiration Date nor later than fifteen (15) months prior to the Expiration Date of the term. TIME BEING OF THE ESSENCE in connection with the exercise of Tenant's option pursuant to this Article.

(b) Such extension of the term of this Lease shall be upon the same covenants and conditions, as herein set forth except for the Fixed Basic Rent (which shall be determined in the manner set forth below), and except that Tenant shall have no further right to extend the term of this Lease after the exercise of the single option described in paragraph (a) of this Article. If Tenant shall duly give notice of its election to extend the term of this Lease, the Renewal Term shall be added to and become a part of the Term of this Lease (but shall not be considered a part of the initial Term), and any reference in this Lease to the "Term of this Lease", the "Term hereof", or any similar expression shall be deemed to include such Renewal Term, and, in addition, the term "Expiration Date" shall thereafter mean the last day of such Renewal Term. Landlord shall have no obligation to perform any alteration or preparatory or other work in and to the Premises or to make any allowance toward the cost of any work performed therein by Tenant and Tenant shall continue possession thereof in its "as is" condition.

(c) If Tenant exercises its option for the Renewal Term, the Fixed Basic Rent during the Renewal Term shall be the fair market rent for the Premises, as hereinafter defined.

(d) Landlord and Tenant shall use their best efforts, within thirty (30) days after Landlord receives Tenant's notice of its election to extend the Term of this Lease for the Renewal Term ("Negotiation Period"), to agree upon the Fixed Basic Rent to be paid by Tenant during the Renewal Term. If Landlord and Tenant shall agree upon the Fixed Basic Rent for the Renewal Term, the parties shall promptly execute an amendment to this Lease stating the Fixed Basic Rent for the Renewal Term.

(e) If the parties are unable to agree on the Fixed Basic Rent for the Renewal Term during the Negotiation Period, then within fifteen (15) days after notice from the other party, given after expiration of the Negotiation Period, each party, at its cost and upon notice to the other party, shall appoint a person to act as an appraiser hereunder, to determine the fair market rent for the Premises for the Renewal Term. Each such person shall be a real estate broker or appraiser with at least ten years' active commercial real estate appraisal or brokerage experience (involving the leasing of office space as agent for both landlords and Tenants) in the County of Bergen. If a party does not appoint a person to act as an appraiser within said fifteen (15) day period, the person appointed by the other party shall be the sole appraiser and shall determine the aforesaid fair market rent. Each notice containing the name of a person to act as appraiser shall contain also the person's address. Before proceeding to establish the fair market rent, the appraisers shall subscribe and swear to an oath fairly and impartially to determine such rent.

     If the two appraisers are appointed by the parties as stated in the immediately preceding paragraph, they shall meet promptly and attempt to determine the fair market rent. If they are unable to agree within forty-five (45) days after the appointment of the second appraiser, they shall attempt to select a third person meeting the qualifications stated in the immediately preceding paragraph within fifteen (15) days after the last day the two appraisers are given to determine the fair market rent. If they are unable to agree on the third person to act as appraiser within said fifteen (15) day period, the third person shall be appointed by the American Arbitration Association (the "Association"), upon the application of Landlord or Tenant to the office of the Association nearest the Building. The person appointed to act as appraiser by the Association shall be required to meet the qualifications stated in the immediately preceding paragraph. Each of the parties shall bear fifty percent (5 0%) of the cost of appointing the third person and of paying the third person's fees. The third person, however selected, shall be required to take an oath similar to that described above.

     The three appraisers shall meet and determine the fair market rent. A decision in which two of the three appraisers concur shall be binding and conclusive upon the parties. In deciding the dispute, the appraisers shall act in accordance with the rules then in force of the Association, subject however, to such limitations as may be placed on them by the provisions of this Lease.

     Notwithstanding the foregoing, in no event shall the Fixed Basic Rent during the Renewal Term be less than the Fixed Basic Rent during the last year of the Term of this Lease immediately preceding the Renewal Term.

(f) After the fair market rent for the Renewal Term has been determined by the appraiser or appraisers and the appraiser or appraisers shall have notified the parties, at the request of either party, both parties shall execute and deliver to each other an amendment of this Lease stating the Fixed Basic Rent for the Renewal Term.

(g) If the Fixed Basic Rent for the Renewal Term has not been agreed to or established prior to the commencement of the Renewal Term, then Tenant shall pay to Landlord an annual rent ("Temporary Rent") which Temporary Rent shall be equal to one hundred twenty five percent (125%) of the Fixed Basic Rent payable by Tenant for the last year of the Term immediately preceding the Renewal Term. Thereafter, if the parties shall agree upon a Fixed Basic Rent, or the Fixed Basic Rent shall be established upon the determination of the fair market rent by the appraiser or appraisers, at a rate at variance with the Temporary Rent (i) if such Fixed Basic Rent is greater than the Temporary Rent, Tenant shall promptly pay to Landlord the difference between the Fixed Basic Rent determined by agreement or the appraisal process and the Temporary Rent, or (ii) if such Fixed Basic Rent is less than the Temporary Rent, Landlord shall credit to Tenant's subsequent monthly installments of Fixed Basic Rent the difference between the Temporary Rent and the Fixed Basic Rent determined by agreement or the appraisal process.

(h) In describing the fair market rent during the Renewal Term, the appraiser or appraisers shall be required to take into account the rentals at which leases are then being concluded (as of the last day of the Term) (for five
     (5) year leases without renewal options with the Landlord and Tenant each acting prudently, with knowledge and for self-interest, and assuming that neither is under undue duress) for comparable space in the Building and in comparable office buildings in the County of Bergen.

(i) The option granted to Tenant under this Article may be exercised only by Tenant, its affiliates, permitted successors and assigns, and not by any subtenant or any successor to the interest of Tenant by reason of any action under the Bankruptcy Code, or by any public officer, custodian, receiver, United States Trustee, trustee or liquidator of Tenant or substantially all of Tenant's property. Tenant shall have no right to exercise this option subsequent to the date Landlord shall have the right to give the notice of termination referred to in Article 10 of the Lease unless Tenant cures the default within the applicable grace period. Notwithstanding the foregoing, Tenant shall have no right to extend the term if, at the time it gives notice of its election (i) Tenant shall not be in occupancy of substantially all of the Premises or (ii) the Premises (or any part thereof) shall be the subject of a sublease. If Tenant shall have elected to extend the term, such election shall, at the option of Landlord, be deemed withdrawn if, at any time after the giving of notice of such election and prior to the commencement of the Renewal Term, Tenant shall sublease (all or any portion of) the Premises or assign the Lease.

32. RIGHT OF FIRST OFFER:

Provided this Lease is then in full force and effect and there exists no uncured event of default, Landlord shall, not fewer than five (5) days before listing any other space on the ground floor of the Building for marketing or otherwise offering such space for lease to any third party, but after offering the space to any other tenants of the Building having any prior rights of first offer and/or notification of availability at the time of execution of this Lease, give Tenant notice of the availability or expected availability of such space (an "Availability Notice"). Any such Availability Notice shall include the date on which such space will or is expected to become vacant, the rentable square footage thereof, and a floor plan of the space. The receipt and all information contained in any such Availability Notice shall be kept confidential by Tenant and in no event shared with, or released by Tenant to, any other party or parties other than to a Related Entity and Tenant's professional advisors who agree to keep such information confidential (unless and to the extent Tenant may be required to divulge such information by any Governmental Authority or in response to a relevant discovery request in litigation or in litigation instituted by Tenant against Landlord). The furnishing of an Availability Notice to Tenant shall be solely for informational purposes to allow Tenant a limited period of time within which to make an offer to Landlord for such space, and shall confer no other right or any option on Tenant with respect to any such space. Subject to furnishing Tenant with an Availability Notice as hereinbefore provided, Landlord shall be free to lease or otherwise dispose of any available space on the ground floor of the Building at any time and on any terms or conditions which Landlord may elect in its sole discretion free and clear of any rights, options or claims of Tenant whatsoever. This provision shall apply only one (1) time during the Term of this Lease. Landlord shall have no liability to Tenant for any failure of Tenant to reach an agreement with Landlord for the leasing any of any space as to which Landlord gives Tenant an Availability Notice.

     EACH PARTY AGREES that it will not raise or assert as a defense to any obligation under this Lease, or make any claim that this Lease is invalid or unenforceable, due to any failure of this document to comply with ministerial requirements, including requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

     THE PARTIES to this Lease have executed and delivered this Lease as of the date set forth above.

LANDLORD:                                       TENANT:
MACK-CALI EAST LAKEMONT L.L.C.                  IVIVI TECHNOLOGIES, INC.
By: Mack-Cali Realty, L.P., member
By: Mack-Cali Realty Corporation, general partner


By: /s/ Christopher M. DeLorenzo                By: /s/ Andre Dimino
    -------------------------------                 ----------------------------
Name: Christopher M. DeLorenzo                      Name: Andre Dimino
Title: Vice President of Leasing                    Title: Vice Chairman and CEO

                                   EXHIBIT A
                                   ---------

                              LOCATION OF PREMISES

                          [picture of available space]

                                  EXHIBTI A-1
                                  -----------

                              SITE PLAN - PARKING

                          [picture of parking spaces]

                                   EXHIBIT B
                                   ---------

                             RULES AND REGULATIONS

1. OBSTRUCTION OF PASSAGEWAYS: Tenant will not: (i) obstruct the sidewalks, entrance(s), passages, courts, elevators, vestibules, stairways, corridors and other public parts of the Building, or (ii) interfere with the ability of Landlord and other tenants to use and enjoy any of these areas, and
     (iii) use them for any purpose other than ingress and egress.

2. WINDOWS: Tenant will not cover or obstruct windows in the Premises. No bottles, parcels or other articles will be placed on the window sills, in the halls, or in any other part of the Building other than the Premises. No article will be thrown out of the doors or windows of the Premises.

3. PROJECTIONS FROM BUILDING: No awnings, air-conditioning units or other fixtures will be attached to the outside walls or the window sills of the Building or otherwise affixed so as to project from the Building, without the prior written consent of Landlord.

4. SIGNS: Tenant will not affix any sign or lettering to any part of the outside of the Premises, or any part of the inside of the Premises so as to be visible from the outside of the Premises, without the prior written consent of Landlord. However, Tenant will have the right to place its name on any door leading into the Premises, the size, color and style thereof to be subject to the Landlord's approval. Tenant's name will be placed on the Building directory. Tenant will not have the right to have additional names placed on the Building directory without Landlords prior written consent.

5. FLOOR COVERING: Tenant will not lay linoleum or other similar floor covering so that the same will come in direct contact with the floor of the Premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt will first be fixed to the floor by a paste or other material that may easily be removed with water. use of cement or other similar adhesive material for this purpose is expressly prohibited.

6. INTERFERENCE WITH OCCUPANTS OF BUILDING: Tenant will not make, or permit to be made, any unseemly or disturbing noises or odors and will not interfere with other tenants or those having business with them. Tenant will keep all mechanical apparatus in the Premises free of vibration and noise which may be transmitted beyond the limits of the Premises.

7. LOCK KEYS: No additional locks or bolts of any kind will be placed on any of the doors or windows by Tenant. Tenant will, on the expiration or earlier termination of Tenant's tenancy, deliver to Landlord all keys to any space within the Building either furnished to or Otherwise procured by Tenant, and in the event of the loss of any keys furnished, Tenant will pay to Landlord the cost thereof. Tenant, before closing and leaving the Premises, will ensure that all windows are closed and entrance doors locked. Nothing in this Paragraph 7 will be deemed to prohibit Tenant from installing a security system within the Premises, provided: (1) Tenant obtains Landlord's consent which will not be unreasonably withheld or delayed; (2) Tenant supplies Landlord with copies of the plans and specifications of the system; (3) such installation will not damage the Building or any Common Facilities; (4) all costs of installation and removal (if required by Landlord) will be borne solely by Tenant; and (5) Landlord is afforded the security code or other means of access to the Premises for purposes permitted under the Lease.

8. CONTRACTORS: Tenant will not enter into any contract of any kind with any supplier of towels, water, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service, nor will Tenant install or cause to be installed any machine of any kind (other than customary office equipment) in the Premises, other portions of the Building or the Real Property without the prior written consent of the Landlord. Tenant will not employ any persons other than Landlord's janitors for the purpose of cleaning the Premises without the prior written consent of Landlord. Landlord will not be responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

9. PROHIBITED ON PREMISES: Tenant will not conduct, or permit any other person to conduct, any auction upon the Premises, nor will Tenant manufacture or store, or permit others to manufacture or store, goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage in customary amounts of ordinary office supplies to be used by Tenant in the conduct of its business. Tenant will not permit the Premises to be used for gambling. Tenant will not permit any portion of the Premises to be occupied as an office for a public stenographer or typewriter, or for the manufacture or sale of intoxicating beverages, narcotics, tobacco in any form or as a barber or manicure shop or for any medical use, including medical testing on humans or animals. Canvassing, soliciting and peddling at the Real Property are prohibited, and Tenant will cooperate to prevent the same. No bicycles, vehicles or animals of any kind will be brought into or kept in or about the Real Property, except guide dogs.

10. PLUMBING, ELECTRIC AND TELEPHONE WORK: Plumbing facilities will not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or other substances of any kind will be thrown into them. Waste and excessive or unusual amounts of electricity or water use is prohibited. When electric or communications wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except by prior written consent of Landlord, and will be done by contractors approved by Landlord.

11. MOVEMENT OF FURNITURE, FREIGHT OR BULKY MATTER: The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine and only after advance notice to the manager of the Building. The persons employed by Tenant for such work must be reasonably acceptable to Landlord and provide liability insurance reasonably satisfactory to Landlord. Tenant may, subject to these provisions, move freight, furniture, bulky matter, and other material into or out of the Premises on Saturdays between the hours of 9:00 a.m. and 1:00 p.m., provided Tenant pays additional costs, if any, incurred by Landlord for elevator operators or security guards, and for any other expenses occasioned by such activity of Tenant. If, at least three (3) days prior to such activity, Landlord requests that Tenant deposit with Landlord a sum which Landlord reasonably estimates to be the amount of such additional cost, the Tenant will deposit such sum with Landlord as security for such cost. There will not be used in the Building or Premises, either by Tenant or by others, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in the elevators without the consent of the superintendent of the Building.

12. SAFES AND OTHER HEAVY EQUIPMENT: Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute their weight properly and to prevent any unsafe condition from arising. Tenant will not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry or which is allowed by law.

13. ADVERTISING: Landlord may prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

14. NON-OBSERVANCE OR VIOLATION OF RULES BY OTHER TENANTS: Landlord will not be responsible to Tenant for non-observance or violation of any of these rules and regulations by any other tenant.

15. AFTER HOURS USE: Landlord reserves the right to exclude from the Building during Building Hours and at all hours on Saturdays, Sundays and Building Holidays, all persons who do not present a pass to the Building signed by the Tenant. Each Tenant will be responsible for all persons for whom such a pass is issued and will be liable to the Landlord for the acts of such persons.

16. RESERVATION OF RIGHTS: Landlord reserves to itself any and all rights not granted to Tenant hereunder, including the following:

     a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purposes;

     b) the right to change the name or address of the Building, without incurring any liability to Tenant for doing so;

     c) the right to install and maintain signs on the exterior of the Building;

     d) the exclusive right to use and/or allow others to use the roof of the Building;

     e) the right to limit the space on the directory of the Building to be allotted to Tenant; and

     f) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

17. HEALTH AND SAFETY: Tenant will be responsible for initiating, maintaining and supervising all health and safety precautions and/or programs required by Legal Requirements applicable to the Premises and/or Tenant's use and occupancy of the Premises.


                                    --END--

                                   EXHIBIT C
                                   ---------

                              WORKLETTER AGREEMENT


IVIVI TECHNOLOGIES, INC. ("Tenant") and MACK-CALI EAST LAKEMONT L.L.C. ("Landlord") are executing a written lease ("Lease"), covering 135 Chestnut Ridge Road, Montvale, New Jersey, as more particularly described in the Lease ("Premises").

To induce Tenant to enter into the Lease (which is hereby incorporated by reference) and in consideration of the covenants contained in this Workletter Agreement (the "Workletter"), Landlord and Tenant agree as follows:

1. Landlord will have its architect prepare the following architectural and mechanical drawings and specifications based upon the sketch layout supplied to Landlord by Tenant.

     a. Architectural drawings and specifications for Tenant's partition layout, reflected ceiling, placement of electrical outlets and other installations for the work to be done by Landlord.

     b. Mechanical plans and specifications where necessary for installation of air conditioning systems, ductwork and heating.

     All such plans and specifications are expressly subject to Landlord's written approval, which approval will not be unreasonably withheld.

2. Landlord agrees to cause the partition plan, electrical plan and the reflected ceiling plan to be delivered to Tenant on or before the fifteenth
     (15th) day after Lease execution. Tenant agrees to approve the plans by initialing and returning them to Landlord within three (3) days of receipt of each plan. Upon approval of the plans initialed by Tenant, Landlord will file the plans with the appropriate governmental agencies. This Lease is expressly conditioned upon Landlord obtaining a building permit from the appropriate government official for the Work (as hereinafter defined).

3. Landlord agrees, at its expense and without charge to Tenant (unless otherwise provided), to do the work in the Premises as shown on the approved plans described above and described on the "Description of Materials" schedule attached to this Workletter, which will be referred to as the "Work" in the following provisions of this Workletter. "Building Standard" will mean the type and grade of material, equipment and/or device designated by Landlord as standard for the Building. All items are Building Standard unless otherwise noteed.

4.   Intentionally omitted.

5. All low partitioning, workstation modules, bank screen partitions and prefabricated partition systems will be furnished and installed by Tenant at its expense.

6. The installation or wiring of telephone and computer (data) outlets is not part of the Work. Tenant will bear the responsibility to provide its own telephone and data systems at Tenant's sole cost and expense.

7. Changes in the Work, if necessary or requested by the Tenant, will be accomplished after the execution of the Lease and this Workletter, and without invalidating any part of the Lease or Workietter, by written agreement between Landlord and Tenant (referred to as a "Change Order"). Each Change Order will be prepared by Landlord and signed by both Tenant and Landlord stating their agreement on all of the following:

     a.   The scope of the change in the Work; and

     b.   The cost of the change; and

     c.   The manner in which the cost will be paid; and

     d. The estimated extent of any adjustment to the Commencement Date (if any) as a result of the change in the Work.

          Each and every Change Order will be signed by Landlord's and Tenant's respective construction representatives. In no event will any Change Order(s) be permitted without such authorizations. A 10% supervision plus 10% overhead charge will be added to the cost of any Change Order and to the cost of any other work to be performed by Landlord in the Premises after Landlord's completion of the Work. If Tenant fails to approve any such Change Order within one (1) week, it will be deemed disapproved in all respects by Tenant, and Landlord will not be authorized to proceed on it. Any increase in the cost of the Work or the change in the Work stated in a Change Order which results from Tenant's failure to timely approve and return said Change Order will be paid by Tenant. Tenant agrees to pay Landlord the cost of any Change Order upon receipt of an invoice for the Change Order.

8. If Tenant elects to use the architect suggested by Landlord, this architect becomes solely the Tenants agent with respect to the plans, specifications and the Work. If any change is made after completion of schematic drawings and prior to completion of final construction documents which result in a Change Order and additional costs, such costs will be the responsibility of the Tenant.

9. Prior to Tenant's occupancy of all or any part of the Premises, Tenant will identify and list any portion of the Work which does not conform to this Workletter ("Punch List"). The Landlord will review with the Tenant all of the items so listed and correct or complete any portion of the Work referenced in the Punch List which fails to conform to the requirements of this Workletter. -

10. The terms contained in the Lease (which includes all Exhibits to the Lease) constitute Landlord's agreement with Tenant with respect to the Work.

11. Except as set forth in the last sentence of this paragraph, all Work within the Premises will become the property of Landlord upon installation. No refund, credit or removal of any Work will be permitted at the expiration or earlier termination of the Lease. Items installed that are not integrated in any way with the Work (e.g., furniture and other trade fixtures) become the property of Tenant upon installation.

12. It is agreed that notwithstanding the date provided in the Basic Lease Provisions for the Commencement Date, the term will not commence until the earlier of(i) the date Tenant (or' anyone claiming under or through Tenant) occupies all or any part of the Premises or (ii) the date Landlord has "substantially completed" the Work; provided, however, that if Landlord is delayed in substantially completing the Work as a result of:

     a. Tenant's failure to approve the plans and specifications in accordance with Paragraph 2 of this Workletter;

     b. Tenant's failure to furnish interior finish specifications (i.e., paint colors, carpet selection, etc.) to Landlord by the fifth (5th) business day after Tenant has approved the plans and specifications pursuant to Paragraph 2;

     c. Tenant's request for materials, finishes or installations other than Landlord's Building Standard;

     d.   Tenant's changes in the Work;

     e. The performance of a person, firm, partnership or corporation employed by Tenant and the non-completion of work by such person, firm, partnership or corporation; and/or

     f. Any act or omission of Tenant which delays governmental inspections and approvals, including, if necessary and without limitation, failure to install furniture and/or failure to obtain low voltage wiring permits;

          then the Commencement Date will be accelerated by the number of days of such delay, and Tenant's obligation to pay Fixed Basic Rent and Additional Rent will commence as of such earlier date.

13. Landlord will permit Tenant and its agents to enter, as licensees only, the Premises prior to the Commencement Date so that Tenant may perform through its own contractors such other work and decorations as Tenant-may desire at the same time Landlord's contractors are working in the Premises. The foregoing license to enter prior to the Commencement Date, however, is conditioned upon:

     a. Tenant's workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any other tenant or its mechanics or contractors;

     b. Tenant providing Landlord with evidence of Tenant's contractors and subcontractors carrying such worker's compensation insurance as required by law, commercial general liability and property insurance in amounts no less than the amounts set forth in Article 22 a) of the Lease. If at any time such entry will cause disharmony or interference of the nature described in subparagraph 13 a) above, this license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry will be deemed controlled by all of the terms, covenants, provisions and conditions of the Lease, except as to the covenant to pay Fixed Basic Rent. Landlord will not be liable in any way for any injury, loss or damage which may occur to any of Tenant's decorations or installations made prior to the Commencement Date, the same being solely at Tenant's risk; and

     c.   Tenant will use union contractors if required by Landlord.



14. No part of the Premises will be deemed unavailable for occupancy by Tenant, nor will any work which the Landlord is obligated to perform in such part of the Premises be deemed incomplete for the purpose of any adjustment of Fixed Basic Rent payable under the Lease, if minor details of construction, decoration or mechanical adjustments exist and the non-completion of such details does not materially interfere with the Tenant's use of such part of the Premises.

15. If construction is to occur in a space occupied by Tenant's employees, Tenant will be liable for all costs associated with a delay, if Tenant fails to comply with a submitted construction schedule to relocate personnel, furniture or equipment. These costs will include, but not be limited to, the following:

     a.   cost of construction workers time wasted;

     b.   cost of any overtime work necessary to meet schedule deadlines; and

     c.   any other costs associated with delays in final completion.

16. This Workletter is based on the materials and layouts set forth or referenced in the Workletter. Any change to the materials and layout will require a recalculation of construction costs and any increases in costs shall be Tenant's responsibility. Such recalculation will not negate any other Article of this Lease.

17. All sums payable by Tenant to Landlord in connection with this Exhibit C and any other work to be performed by Landlord within the Premises and billable to Tenant will be deemed Additional Rent.

18. With respect to the construction work being conducted in or about the Premises, each party agrees to be bound by the approval and actions of their respective construction representatives. Unless changed by written notification, the parties designate the following individuals as their respective construction representatives:

FOR LANDLORD:                                   FOR TENANT:


--------------------------------                --------------------------------
c/o Mack-Cali Realty Corporation                --------------------------------
--------------------------------                --------------------------------
--------------------------------                --------------------------------

                            [picture of Floor Plan]

                                    EXHIBIT C

Workletter Agreement for office space on the Ground floor at 135 Chestnut Ridge Road, Montvale New Jersey between Mack-Call East Lakemont L.L.C., as Lessor, and IVIVI, as Lessee.

                          MACK-CALI REALTY CORPORATION

                            CONSTRUCTION WORKLETTER

Lessee IVIVI                              Property JT          Square Feet 7,500
Location 135 Chestnut Ridge Road          Job #______               Floor Ground
Date 04/12/07, Rev # 1-05/08/07           Year 2007            Lease Date ______
Drawings SK-1-05/07/2007-EST              PM# 18                   Lease Rep. RE
File Name IVIVI050807 RevRE               Tenant ID____            Proj. Mgr. AK
Former Tenant Volkswagen-temp space
Projected Occupancy______________________________


GL #      DESCRIPTION                                 ESTIMATE         COST/SF
--------------------------------------------------------------------------------
5502      ARCHITECT / ENGINEER / EXPEDITOR            $7,500            $1.00
5503      BLUE PRINTS                                 $250              $0.03
5504      BUILDING PERMIT                             $6,140            $0.82
5505      DEMOLITION                                  $3,906            $0.52
5507      REFUSE CONTAINERS                           $1,920            $0.26
5512      LABOR                                       $3,645            $0.49
5524      SUPPLIES                                    $1,100            $0.15
5524      LANDSCAPING / SITE WORK                     $0                $0.00
5524      CONCRETE / MASONRY                          $0                $0.00
5524      ROOFING                                     $0                $0.00
5524      MISCELLANEOUS SPECIALTIES                   $0                $0.00
5526      MILLWORK                                    $0                $0.00
5530      DRYWALL/CARPENTRY                           $12,385           $1.65
5532      PLUMBING                                    $0                $0.00
5533      ELECTRIC                                    $11,350           $1.51
5535      HVAC                                        $7,080            $0.94
5538      FOLDING PARTITION DOORS                     $0                $0.00
5540      DOORS / FRAMES / HARDWARE                   $7,035            $0.94
5542      CEILINGS                                    $2,065            $0.28
5544      CERAMIC TILE / STONE                        $0                $0.00
5546      TOILET PARTITIONS                           $0                $0.00
5550      TOILET & BATH ACCESSORIES                   $0                $0.00
5552      APPLIANCES                                  $0                $0.00
5558      FINAL CLEANLNG                              $1,601            $0.21
5560      WINDOW BLINDS                               $0                $0.00
5563      ACCESS FLOORING                             $0                $0.00
5564      FLOOR FINISHES                              $11,649           $1.55
5565      WALL FINISHES                               $8,169            $1.09
5568      GLAZING / WINDOWS                           $3,144            $0.42
5572      FIRE SYSTEMS                                $1,500            $0.20
5574      SPRINKLERS                                  $2,700            $0.36
5575      MISCELLANEOUS METALS / STAIRS               $0                $0.00
--------------------------------------------------------------------------------
5500                 SUB TOTAL                        $93,140           $12.42
5511                 SUPERVISION                       $9,314            $1.24
--------------------------------------------------------------------------------
                     SUB TOTAL                       $102,454           $13.66
                     OVERHEAD                         $10,245            $1.37
--------------------------------------------------------------------------------
                     TOTAL                           $112,699           $15.03

                     LESSOR'S CONTRIBUTION           $112,699           $15.03
                     NET COST TO LESSEE                    $0            $0.00

PAYMENT SCHEDULE: 50% Deposit & 50% Upon Substantial Completion
NOTES:
1) EXISTING CONDITIONS-

                                   EXHIBIT C

                            DESCRIPTION OF MATERIALS

DIVISION  DIVISION                                         UNITS QUANTITY TOTAL
CODE      ITEM

* All costs include material and labor installation unless otherwise noted; F/I-Furnished & Installed

5502   ARCHITECT / ENGINEER / EXPEDITOR
6502   NJ-Architect-RSF (Minimum Fee $800)                   SF      7500
       NY-Architect, Rockhill-RSF                            SF         0
       Blue Hill, Ramland, Rockhill-Architect-RSF            SF         0
       Engineer                                              HR         0
       Engineer-Steel Design for Partition Door              LF         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      7,500

5503   BLUE PRINTS
6503   Blue Prints                                           LS         1
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                        250

5504   BUILDING PERMIT
6504   Building Permit Fee (Minimum Fee $500)                LS         1
       Planning Board Approvals                              LS         1
       Expeditor, Attorney                                   LS         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      6,140

5505   DEMOLITION
6505   Ceiling Grid & Tile                                   SF         0
       Ceiling Tile                                          SF         0
       Carpet/Base:                                          SF      6000
       Base                                                  LF         0
       Walls-9' with doors                                   LF        62
       Remove existing voice/data wiring                     LS         1
       Walls-Full Height with doors                          LF         0
       Masonry Walls-13'                                     LF         0
       Masonry Walls-20'                                     LF         0
       VCT                                                   SF         0
       Lower Cabinets & Countertop                           LF         0
       Upper Cabinets                                        LF         0
       Ceramic Wall & Floor Tile/Marble/Granite              SF         0
       Computer Floor                                        SF         0
       Phone/Data & System                                   HR         0
       Dumpster-30 Yard                                      EA         0
       Labor-Dispose Fixtures, Duct, Phone/Data              HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      3,906

5507   REFUSE CONTAINERS
6507   Dumpster-30 Yard-4 Ton limit                          EA         4
       Dumpster-20 Yard                                      EA         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      1,920

5512   LABOR
6512   Labor                                                 HR       135
       Labor Foreman                                         HR         0
       Truck                                                 HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      3,645

5524   SUPPLIES
6524   Fire Extinguishers 10#                                EA         4
       Fire Extinguishers10# w/ Cabinet                      EA         0
       Knox Box-Key Lock                                     EA         0
       Re Key Entry Doors & Office Doors                     EA         6
       Signage                                               LS         1
       Miscellaneous                                         LS         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      1,100

5524   LANDSCAPE / SITEWORK
6524   Miscellaneous                                         LS         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0



5524   CONCRETE / MASONRY
6524   Sawcut, Remove Concrete, Excavate, Backfill,          SF         0
       Compact, Place Concrete
       Slab On Grade                                         SF         0
       Walkway On Grade                                      SF         0
       Concrete Curb                                         LF         0
       Stone Curb                                            LF         0
       Curb Cut                                              EA         0
       Generator Pad                                         EA         0
       Masonry Block                                         SF         0
       Labor-Foreman                                         HR         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5524   ROOFING
6524   Pitch Pocket-Electric, Gas, Vent Penetrations         EA         0
       Rooftop Flashing inc. cutting roof                    EA         0
       Exhaust Flan Flashing, 2'x 2' Curb                    EA         0
       Flue Flashing                                         EA         0
       New Built-Up Roof                                     SF         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5524   MISCELLANEOUS SPECIALTIES
6524   Spray Fire Proofing                                   SF         0
       Asbestos Fire Proofing Removal                        SF         0
       Asbestos VCT Removal                                  SF         0
       Asbestos Cleaning/Vacuum                              SF         0
       Asbestos Cleaning per man day                         Day        0
       Asbestos Monitoring/Testing                           SF         0
       Upgrade Elevator Cabs                                 EA         0
       Elevator Repairs                                      HR         0
       Directory                                             EA         0
       Directory-Illuminated                                 EA         0
       Furniture Cube-material only                          EA         0
       Furniture Cube-install                                EA         0
       Overhead Insul Section Door w/ Bumps, 8' x 10         EA         0
       Overhead Roll Up Door w/ Bumpers, 8' x 10'            EA         0
       Loading Dock Seals                                    EA         0
       Loading Dock Bumpers                                  EA         0
       Manual Dock Leveler w/ Pit                            EA         0
       Powered Dock Leveler w/ Pit                           EA         0
       Overhead Door Repairs                                 HR         0
       Projection Screen Motorized-Material only             EA         0
       Projection Screen Manual-Material only                EA         0
       Ceiling Fan-Material only                             EA         0
       Bullet Proof Pass Thru-12"x12"-material               EA         0
       Bullet Proof: Kevlar Panel-material                   SF         0
       Exterior Resilient Rubber Surface, 2"                 SF         0
       Chain Link Fence                                      LF         0
       Vinyl Coated Chain Link Fence                         LF         0
       Guard Rail                                            LF         0
       Caulking Exterior Joints inc. remove existing         LF         0
       Power Wash Exterior Walls                             SAF        0
       Scissors Lift                                         DAY        0
       Scissors Lift                                         MONTH      0
       Exterior Scaffolding-1 month                          SAF        0
         ADD ON per additional month rental                  SAF        0
       Ext Scaffolding-Swing Planks, 10'-30', 1 month        EA         0
         ADD ON per additional month rental                  EA         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5526 MILLWORK All Plastic Laminate(P.L.) will be white. Alternate is grey or almond.
6526   Base P.L. Cabinets w/ Countertop                      LF         0
       Upper P.L. Cabinets                                   LF         0
       Counter P.L. w/support legs.                          LF         0
       Bathroom Vanity P.L-24"                               EA         0
       Coutner-Corian w/ Subframe.                           LF         0
       Counter-Corian w/ Sinks & Subframe.                   LF         0
       Closet Melamine Shelf & Metal Pole-5 LF               EA         0
       Wood Wall Cap Oak-4" wide                             LF         0
       Wall Cap P.L-4" wide                                  LF         0
       Wood Base Oak-4" high w/ 1/4" bevel                   LF         0
       Chair Rail-Paint Grade                                LF         0
       5 Layer P.L. Adjustable Shelves-12" deep              LF         0
       Cherry Wood Cabinets, Upper/Lower/Counter             LF         0
       Plastic Laminate Panels-9' high                       LF         0
       Wood Veneer Panels-9' high                            LF         0
       Wood Window Frame-4'x4'                               EA         0
       Labor-Misc, Non Union                                 HR         0
       Labor-Misc, Union                                     HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5530   DRYWALL/CARPENTRY
6530   DRYWALL
       9' wall-no insulation                                 LF       192
       9' wall w/insulation                                  LF         0
       10' wall-no insulation                                LF         0
       10' wall w/insulation                                 LF         0
       13' 1-hour wall w/insulation                          LF         0
       13' 2-hour wall w/insulation                          LF         0
       18' 1-hour wall w/insulation                          LF         0
       18' 2-hour wall w/insulation                          LF         0
       25' 1-hour wall, 6" studs 18 gauge, insulation        LF         0
       25' 2-hour wall, 6" studs 18 gauge, insulation        LF         0
       25' 3-hour wall, 6" studs 18 gauge, insulation        LF         0
       Extend 9' Wall to 13' & insulate                      LF         0
       Kneewall w/ Stud angle supports                       LF         0
       Chase Wall-Ceiling Height                             LF         0
       Sheetrock Columns                                     EA         0
       Break Members                                         EA         2
       Extend 9' wall 6' above ceiling                       LF         0
       Soffit/Fascia over files                              LF         0
       Header                                                LF         0
       Sheetrock Ceiling                                     SF         0
       Finished Opening for Glass                            EA         0
       Cut Opening for Door/Glass Door                       EA         1
       Remove Door/Close Up Opening                          EA         5
       Insulation                                            SF         0
       Voice/data outlet blow out patches                    EA        24
       Scarpatch                                             EA         6
       Labor-Misc,/Drywall Patch                             HR         0
       CARPENTRY
       Telephone Fire Rated Plywood-4'x8'                    EA         0
       Plywood Blocking/Metal Straps                         LF         0
       5 Layer Adjustable Birch Shelves-12"                  LF         0
       H/W Heater Shelf                                      EA         0
       Closet Melamine Shelf & Metal Pole                    LF         5
       Install Fire Dampers-supplied by HVAC                 EA         0
       Install Fire Extinguishers                            EA         0
       Install Projection Screen                             EA         0
       Moveable Metal Partitions 9' High                     LF         0
       Metal/Glass Partitions 9' w/Glass Door                LF         0
       Labor-Misc, Blocking, Bath Accessories                HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                     12,385

5532   PLUMBING
6532   Demolition                                            HR         0
       Offc Bldg Sink-Waste, Vent, Hot/Cold, Sink            EA         0
       Offe Bldg Sink-Blue Hill                              EA         0
       Bathroom-Water Closet, Basin, Waste, Water            LS         0
       Slop Sink-Waste, Vent, Hot/Cold, Sink                 EA         0
       Add on-Water Closet                                   EA         0
       Add on-Urinal                                         EA         0
       Add on-Basin                                          EA         0
       Add on-Slop Sink                                      EA         0
       1-lot Water Heater-6 Gallon                           EA         0
       Hot Water Heater-30 Gallon                            EA         0
       Hot Water Heater-75 Gallon                            EA         0
       Waggs Shut Off Valve                                  EA         0
       Waste, Water & Connection for Dishwasher              EA         0
       Coffee Maker Water Feed                               EA         0
       Ice Maker Water Feed                                  EA         0
       Replace Liberty Ejector Pump                          EA         0
       Copper Water Piping, 3/4"                             LF         0
       Copper Water Piping, 1-1/4"                           LF         0
       Gas Piping, 2"                                        LF         0
       Gas Piping, 3"                                        LF         0
       Water Meter                                           EA         0
       Gas Meter,Meter Bar,Test                              EA         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5533   ELECTRIC
6533   Demolition-Outlets, Switches                          HR         8
       Demise/Rewire                                         HR         0
       Service-50', Meter, 277V, 200Amp, Transf, 120V        EA         0
       Subpanel-50", 120V, 200 Amp                           EA         0
       Submeter                                              EA         0
       2 x 4 Prismatic Fixtures T8-3 Lamp                    EA         0
       2 x 4 Parabolic T8-3 Lamp                             EA         0
       2 x 2 Prismatic Fixtures T8                           EA         0
       2 x 2 Parabolic Fixtures T8                           EA         0
       2 x 4/2 x 2 Prismatic Fixtures T12-3 Lamp             EA         0
       2x4/2x4 Parabolic Fixtures T12-3 Lamp                 EA         0
       8' Strip Fixture                                      EA         0
       8' Track Light Fixture                                EA         0
       Add On-Battery Packs to Fixtures                      EA         0
       Relocate Fixtures w/ BX                               EA        40
       Refurbish Fixtures w/ lamps & lense                   EA         0
       Downlights-Incandescent                               EA         0
       Downlights-Compact Florescent                         EA         0
       Downlights-Compact Flourescent Dimmer                 EA         0
       Wall Sconces-Compact Flourescents                     EA         0
       Metal Hallide, 400 Watts, 25' on center               EA         0
       Relocate emergency fixture                            EA         1
       Exit Lights                                           EA         2
       Wall MT Emerg'cy Fixts                                EA         2
       Single Pole Switches                                  EA         8
       3-Way Switches                                        EA         2
       Dimmer Switches                                       EA         0
       Occupancy Sensor Switch                               EA         0
       Wall Mount Duplex                                     EA         8
       Wall Mount Quad                                       EA         5
       Wall Mount Quad-training room                         EA         6
       Floor Mount Outlet/P/D & greenfield                   EA         0
       Floor Mount Flush Outlet/P/D & greenfield             EA         0
       Floor Mount Flush P/D & greenfield                    EA         0
       GFI                                                   EA         0
       110 Volt, 20 Amp, Dedicated                           EA         0
       220 Volt, 30 Amp, Dedicated                           EA         0
       Furniture Junction Box-8 Wire,3 Circuit               EA         0
       Furniture Junction Box-1 Circuit                      EA         0
       Power Pole-8 Wire,3 Circuit                           EA         2
       Power Pole-1 Circuit                                  EA         0
       UPS-50 Kva, Input, Panel, Batteries                   EA         0
       UPS-100 Kva, Input, Panel, Batteries                  EA         0
       UPS Output, Feeds                                     EA         0
       Generator-100 KW, ATS, Enclosure, Wired               EA         0
       Generator-250 KW, ATS, Enclos, 400Amp                 EA         0
       Phone/Data Lines                                      EA         0
       Phone Service/Switch/Wiring                           SF         0
       Phone/Data Plaster Rings w/ Pull Strings              EA         0
       Phone/Data Conduits w/ Pull Strings                   EA         0
       4" Conduit for Phone D'Mark Feed                      LF         0
       2" Conduit for Phone D'Mark Feed                      LF         0
       Rooftop A/C Wiring w/ Disconnect                      EA         0
       Supplemental A/C Wiring w/ Disconnect                 EA         0
       Unit Heater Wiring w/ Disconnect                      EA         0
       Exhaust Fan Wiring w/ Disconnect                      EA         0
       Hot Water Heater Wiring w/ Disconnect                 EA         0
       Dishwasher Wiring w/ Disconnect                       EA         0
       T-Stat Wiring                                         EA         0
       Smoke Damper Wiring                                   EA         0
       Projection Screen Wiring w/ Switch                    EA         0
       Ceiling Fan-Install & Wire                            EA         0
       New Electric Basebord Heat                            LF         0
       Repair Electric Baseboard Heat/Covers                 HR         5
       Labor-Foreman                                         HR         0
       Labor-Journeyman                                      HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                     11,350

5535   HVAC
6535   Demolition                                            HR         0
       New Duct, VAV's, Diffsrs, Returns, T'Stats, Insul     SF         0
       Relocate Existing Diffusers, Returns, T'Stats         SF      1680
       Relocate Diffuser w/10' Flex                          EA         0
       Relocate VAV Box                                      EA         0
       Moduline VAV Diffuser w/ 10' Flex & T'Stat            EA         0
       Moduline Slave Diffuser w/ 10' Flex                   EA         0
       VAV Box, 1,000 CFM, T'Stat, Wiring, Duct              EA         0
       VAV Box w/ Reheat, T'Stat, Wiring                     EA         0
       VAV Box w/ 4 Diff, T'Stat, Wiring, Duct               EA         0
       2x2 Diffuser w/ 10' Flex                              EA         0
       2x2 Return-Metal Perforated                           EA         0
       Return-Plastic Eggerate                               EA         0
       Fire Dampers-material                                 EA         0
       Rooftop Unit, Duct, Diff, Retrns, T'Stat, Insul       TONS       0
       1-2 Ton Minimate A/C, Ceiling, T'Stat                 EA         0
       2 Ton Split, Duct, Diff, T'Stat Insul, 20' Pipe       EA         0
       5 Ton Split, Duct, Diff, T'Stat Insul, 20' Pipe       EA         0
       7-1/2 Ton Split, Duct, Diff, T'Stat, Insul, 20' Pipe  EA         0
       10 Ton Split, Duct, Diff, T'Stat, Insul, 20' Pipe     EA         0
       1 Ton Heat Pump w/ Piping, T'Stat                     EA         0
       3 Ton Heat Pump w/ Piping, T'Stat                     EA         0
       12-1/2 Ton Split, Duct, Diff, T'Stat, Insul, 20' Pipe EA         0
       5 Ton Air Cool HT Pump, Duct, Diff, T'Stats, Ins      EA         0
       Air Cool, HT Pump, Duct, Diff, T'Stats Insul          TONS       0
       Liebert 20 Ton Split System                           EA         0
       Unit Heater-50,000 BTU, T'Stat                        EA         0
       Unit Heater-150,000 BTU, T'Stat                       EA         0
       Bathroom Exhaust Fan Ducted to Roof 1 floor           EA         0
       Exhaust Fan-Plenum                                    EA         0
       Thermostats                                           EA         0
       Repair Electric Baseboard Heat/Covers                 HR         0
       Service Rooftop Units                                 EA         0
       Service VAV Boxes                                     SF      6000
       Testing & Balancing                                   SF      6000
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      7,080

5538   FOLDING/PARTITION DOORS
6538   Partition Door-9' High                                LF         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5540   DOORS / FRAMES / HARDWARE
6540   DOORS / FRAMES *Include hinges
       3x7 SC Oak Stain Grade Door, HM Frame                 EA         9
       3x7 SC Oak SG Door w/ Vision Lite, HM Fram            EA         0
       3x7 HM Door, HM Frame                                 EA         0
       3x7 SC Door ,HM Frame w/ 24" Sidelite                 EA         0
       6x7 DD SC Oak St Grade Door, HM Frame                 EA         0
       3x8 SC Oak Stain Grade Door, HM Frame                 EA         0
       3xFH SC Oak Stain Grade Door, HM Frame                EA         0
       6xFH SC Oak Stain Grade Door, HM Frame                EA         0
       3x7 90-Mm SC St Grade Door, HM Frame                  EA         0
       6x7 DD 90 Mm sc St Grade, HM Frame                    EA         0
       3x8 90-Min SC St Grade Door, HM Frame                 EA         0
       3xFH 90-Mm SC St Grade Door, HM Frame                 EA         0
       6x7 SC Slider Oak Stain Grade Doors                   EA         0
       6x7 SC Bifold Oak Stain Grade Doors                   EA         0
       6xFH SC Slider Oak Stain Grade Doors                  EA         0
       Raco-3xFull Height PL/Frame                           EA         0
       Raco-3xFullHeight Stained Wood Veneer                 EA         0
       Relocate 3x7 SC/HM Frame/Hdwr                         EA         3
       Relocate 6x7 DD SC/HM Frame/Hdwr                      EA         0
       Relocate 4x7 Bifold/Sliders w/ Track/Hdwr             EA         0
       4' x 4' Hollow Metal Window Frame                     EA         0
       HARDWARE
       Lever Passage Sets                                    EA         9
       ICC Lever Locksets                                    EA         0
       Lever Locksets                                        EA         0
       Lever Privacy Sets                                    EA         0
       Simplex Combo Lockset                                 EA         0
       Door Stop                                             EA         0
       Floor Stop                                            EA         9
       4.5 "Stanley Hinges                                   SET of 3   9
       Bifold/Slider Door Track & Hdwr                       EA         0
       Closers                                               EA         0
       Latchguards                                           EA         0
       Coat Hooks                                            EA         0
       Flush Bolts-concealled                                SET of 2   0
       Electric Strike                                       EA         0
       Mag Locks                                             EA         0
       Door Sweep & Saddle                                   EA         0
       Panic Device                                          EA         0
       Labor-Misc:                                           HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      7,035

5542   CEILINGS *All Grid is 15/16"
6542   2x4 Grid & Lay-In Tile                                SF         0
       2x4 Grid & Tile, 2x2 Second Look Reveal               SF         0
       2x4 Grid                                              SF         0
       2x4 Lay-In Tile                                       SF       850
       2x4 2x2 Second Look Tile Reveal                       SF         0
       2x2 Grid & Lay-In Tile                                SF         0
       2x2 Grid & Reveal Tile-Cortega 704                    SF         0
       2x2 Grid & Reveal Tile-Cirrus 584                     SF         0
       2x2 Grid                                              SF         0
       2x2 Lay-In Tile                                       SF         0
       2x2 Cortega Tile 704 Reveal                           SF         0
       2x2 Cirrus Tile 584 Reveal                            SF         0
       Fire Rated Add On                                     SF         0
       Soffit/Shade Pocket                                   LF         0
       Clean Room 2x4 Ceiling                                SF         0
       Repair 2x4/2x2 Lay-In Grid & Tile                     SF       500
       Remove Tile                                           SF       850
       Patch @ Wall Penetration                              LF/side    0
       2x4 Lay-In Tile-Material Only-lO per case             SF         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      2,065

5544   CERAMIC TILE / STONE
6544   Ceramic Floor Tile-Dal 2"x2"                          SF         0
       Ceramic Wall Tile 4' High-Dal 4"x4"                   SF         0
       Marble Saddle                                         EA         0
       Marble Countertop                                     LF         0
       Marble Base                                           LF         0
       Marble Floor                                          SF         0
       Granite Floor                                         SF         0
       Limestone Floor                                       SF         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5546   TOILET PARTITIONS
6546   Enclosure w/ Door-Prefinished Metal                   EA         0
       Enclosure w/ Door-Plastic Laminate                    EA         0
       Privacy Screen-Prefinished Metal                      EA         0
       Privacy Screen-Plastic Laminate                       EA         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5550   TOILET & BATH ACCESSORIES (materials only)
6550   Grab Bars 4'                                          EA         0
       Toilet Paper Dispensor                                EA         0
       Paper Towel Dispensor                                 EA         0
       Soap Dispensor                                        EA         0
       Womens Dispensor                                      EA         0
       Bathroom Sign                                         EA         0
       Bathroom Mirror                                       EA         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5552   APPLIANCES (materials only)
6552   Refrigerator                                          EA         0
       Undercounter Refrigerator                             EA         0
       Dishwasher                                            EA         0
       Microwave                                             EA         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5558   FINAL CLEANING
6558   Final Cleaning-Offc Bldg                              SF      6000
       Strip VCT & Wax                                       SF       675
       Steam Clean Carpet                                    SF         0
       Clean Concrete Floor                                  SF         0
       Clean Grid                                            SF         0
       Clean Vinyl Wallcover                                 SF         0
       Duct Cleaning                                         SF         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      1,601

5560   WINDOW BLINDS *Quantity above 5 will reduce the unit cost by 33%
6560   Levelor Brushed Chrome                                EA         0
       Levelor Dark Bronze                                   EA         0
       Levelor Alabaster                                     EA         0
       Vertical Blinds                                       EA         0
       Repairs                                               EA         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5563   ACCESS FLOORING
6563   Computer Floor-New                                    SF         0
       Computer Floor-Used                                   SF         0
       Perforated Panels                                     EA         0
       Panel Cut Outs                                        EA         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0

5564   FLOOR FINISHES
6564   Stratton Ambition Loop 26oz-Felx Building             SY         0
       Shaw Culture, Evolution, Space, Design Series         SY         0
       Cambridge Biltmore III-Loop 28oz                      SY       655
       Cambridge Crossroads/Route 66 Cut Pile 36oz           SY         0
       Hallway Upgrade Pattern 38oz                          SY         0
       Carpet Tile                                           SY         0
       VCT                                                   SF       675
       VCT-Static Dissipative/Anti Static                    SF         0
       Cove/Straight Vinyl Base                              LF       346
       Carpet Base                                           LF         0
       Armstrong Sheet Vinyl                                 SF         0
       Armstrong Sheet Vinyl-Base w/ cap                     LF         0
       Epoxy Floor-Standard Shop Floor                       SF         0
       Tire Tread Tiles 18"x18"                              SF         0
       Parquet Wood Floor                                    SF         0
       Tongue & Groove Wood Floor                            SF         0
       Padding Tac Strip                                     SY         0
       Flash Patching                                        SF         0
       Shotblast/Scarify Floor                               SF         0
       Carpet Runners, Olefin, 4' x 10'                      EA         0
       Labor-Install                                         SY         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                     11,649

5565   WALL FINISHES
6565   DRYWALL
       GWB Wall -3 coats flat                                SF         0
       GWB Wall -2 coats flat                                SF      8112
       GWB Wall -1 coat flat                                 SF         0
       Eggshell/Semi Gloss Add On                            SF         0
       Columns                                               EA         0
       WALLCOVER *1 LF of 9' wall = .75 LY of WC; 1 LY of WC 1.33 LF of 9' wall; 30 LV Bolt
       Wallcover-F/I Vinyl Type I, 14 ox, 54" wide           LY         0
       Wallcover-F/I Vinyl Type II, 20 oz, 54" wide          LY         0
       Wallcover-F/1 Fabric, Class A, 54" wide               LY         0
       Labor-Install Vinyl Wallcover                         LY         0
       Lab or-Install Fabric Wallcover                       LY         0
       DOORS/FRAMES
       Paint Doors 2 Coats                                   EA         0
       Varnish 2 coats                                       EA        17
       Stain/Varnish 2 Coats                                 EA         9
       Paint HM Doors                                        EA         0
       Paint HM Door Frames/Window Frames                    EA        23
       MISCELLANEOUS
       Zolatone                                              SF         0
       Exterior Paint-Epoxy                                  SAF        0
       Exterior Seal Coat                                    SAF        0
       Seal Concrete Floor                                   SF         0
       Paint Concrete Floor                                  SF         0
       Paint Ceiling Grid                                    SF         0
       Paint Open Plenum Deck/Steel                          SF         0
       Wood Shelving-3 cts                                   LF         0
       Paint Baseboard/Convectors                            LF       148
       Paint Window Sill                                     LF         0
       Paint Metal Blind Pocket                              LF         0
       Electro-Static Paint                                  SF         0
       Remove Wallcover & Skim Coat Walls                    LF         0
       Labor-Misc, Touch Ups and Repairs                     HR         3
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      8,169

5568   GLAZING / WINDOWS
6568   3-0x7-0 Glass Entry, Aluminum Frame                   EA         0
       3-0x7-0 Glass Entry, Alum Frame w/ 24" Sidelit        EA         0
       6-0x7-0 DD Glass Entry, Aluminum Frame                EA         0
       3-0x7-0 Glass Entry, Herculite                        EA         0
       Relocate main entrance                                LS         0
       3-0x7-0 Glass Entry w/ sidelite, Herculite            EA         0
       6-0x7-0 DD Glass Entry, Herculite                     EA         0
       Fixed glass in alum frames                            EA        21
       3/8" Plate Glass w/ stops                             SF         0
       3/8" Safety Glass w/ stops                            SF         0
       1/2" Glass Wall w/ Door,4" Upper/Lower Shoe           SF         0
       1/2" Glass Wall Upper/Lower Shoes                     SF        54
       Mirrors                                               SF         0
       4'x3' Glass Slider                                    EA         0
       3'x7' Bullet Resistant Alumn/Glass Door 1-3/16'       EA         0
       Tinted Glass-3/8"                                     SF         0
       Frosted Glass                                         SF         0
       Bendheim Glass                                        SF         0
       Glass Block                                           SF         0
       Plexi-Glass                                           SF         0
       Window Film                                           SF         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      3,144

5572   FIRE SYSTEMS
6572   4 Zone Fire Panel                                     EA         0
       Smoke Detector w/ Base                                EA         0
       Heat Detector w/ Base                                 EA         0
       Duct Detector                                         EA         0
       Strobe                                                EA         0
       Speaker/Strobe                                        EA         3
       Horn/Strobe                                           EA         0
       Pull Station                                          EA         0
       Wire in Door Releases, Flows, Tampers                 EA         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      1,500

5574   SPRINKLERS
6574   New Pendant 2 Piece or Conceallor Heads               EA         0
       New Upright Heads                                     EA         0
       Relocate Heads                                        EA        18
       Replace Heads                                         EA         0
       High Heat Heads                                       EA         0
       Preaction On/Off Heads                                EA         0
       Relocate Fire Hose Cabinet-20'                        EA         0
       FM 200 GasSystem 10'x10 Rm excl Wiring                EA         0
       Hydrocalculations, Sign & Seal                        LS         0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                      2,700

5575   MISCELLANEOUS METALS / STAIRS
6575   2-Line Railing                                        LF         0
       4' High Platform w/ Stairs & Railings                 EA         0
       Steel Support for Roof Top Units                      EA         0
       Steel Support for Partition Doors                     LF         0
       Overhead Door Steel & Channels                        SET        0
       Labor-Misc                                            HR         0
       -------------------------------------------------------------------------
       DIVISION TOTAL                                                          0
                                                                         -------
                                                             SUB TOTAL    93,140

                                   EXHIBIT D
                                   ---------

                               CLEANING SERVICES
                             (Five Nights Per Week)

TENANT'S PREMISES
-----------------

1.   Vacuum clean all carpeted areas.

2.   Sweep and dust mop all non-carpeted areas. Wet mop whenever necessary.

3. All office furniture such as desks, chairs, files, filing cabinets, etc. will be dusted with a clean treated dust cloth whenever necessary and only if such surfaces are clear of Tenant's personal property including but not limited to plants.

4.   Empty wastepaper baskets and remove waste to designated areas.

5. All vertical surfaces within arms reach will be spot cleaned to remove finger marks and smudges. Baseboard and window sills are to be spot cleaned whenever necessary.

6. All cleaning of cafeterias, vending areas and kitchen facilities are excluded. Tenant may make necessary arrangements for cleaning these areas directly with Landlord's cleaning maintenance company.

7. Cleaning hours will be Monday through Friday between 5:30 p.m. and 11:00 p.m.

8.   No cleaning service is provided on Saturday, Sunday and Building Holidays.

9. Cartons or refuse in excess of that which can be placed in wastebaskets will not be removed. Tenant is responsible to place such unusual refuse in trash dumpster.

10. Cleaning maintenance company will neither remove nor clean tea, office cups or similar containers. If such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned. Landlord will not be responsible for any stained carpet caused from liquids leaking or spilling from Tenant's wastebaskets.

11. Glass entrance doors will be cleaned nightly. Interior glass doors or glass partitions are excluded. Tenant may make arrangements for cleaning interior glass doors and partitions with Landlord's cleaning maintenance company.

COMMON AREAS
------------

1.   Vacuum all carpeting in entrance lobbies, outdoor mats and all corridors.

2.   Wash glass doors in entrance lobby with a clean damp cloth and dry towel.

3. Sweep and/or wet mop all resilient tile flooring. Clean hard surface floors such as quarry tile, etc.

4.   Wash, clean and disinfect water fountains.

5.   Clean all elevator cabs and stairwells.

6.   Lavatories Men and Women.

     a. Floors in all lavatories will be wet mopped with a germicidal detergent to ensure a clean and germ free surface.

     b. Wash and polish all mirrors, shelves, bright work including any piping and toilet seats.

     c.   Wash and disinfect wash basins and sinks using a germicidal detergent.

     d.   Wash and disinfect toilet bowls and urinals.

     e. Keep lavatory partitions, tiled walls, dispensers and receptacles in a clean condition using a germicidal detergent when necessary.

     f.   Empty and sanitize sanitary disposal receptacles.

     g. Fill toilet tissue holders, towel dispensers and soap dispensers. Refills to be supplied by Landlord or its cleaning contractor.

7:   Clean all air ventilation grill work in ceilings.

                                   EXHIBIT E
                                   ---------

                                BUILDING HOLIDAYS

                                BUILDING CLOSED



                               * NEW YEAR'S DAY *


                                * MEMORIAL DAY *


                              * INDEPENDENCE DAY *


                                 * LABOR DAY *


                              * THANKSGIVING DAY *


                               * CHRISTMAS DAY *



                                    --END--

                                   EXHIBIT F
                                   ---------

                          COMMENCEMENT DATE AGREEMENT

1.0  PARTIES

     THIS AGREEMENT made the_________day of_______, 200 is by and between MACK-CALI EAST LAKEMONT L.L.C. ("Landlord") whose address is c/o Mack-Cali Realty Corporation, 343 Thornall Street, P.O. Box 7817, Edison, New Jersey 08818-7817 and IVIVI TECHNOLOGIES, INC. ("Tenant") whose address is 224 Pegasus Avenue, Northvale, New Jersey 07647.

2.0  STATEMENT OF FACTS

2.1 Landlord and Tenant entered into a Lease dated _____________, 200 (referred to as the "Lease" in this Agreement) setting forth the terms of occupancy by Tenant of approximately ________ gross rentable square feet on the ______ ( ) floor (referred to as the "Premises" in this Agreement) at
     ___________________________ (referred to as "Building" in this Agreement); and

2.2 The Commencement Date of the Term of the Lease has been determined in accordance with the provisions of Article 21 of the Lease.

3.0  STATEMENT OF TERMS

     The parties conclusively agree that they have received good and valuable consideration for making the following agreements:

3.1 The Commencement Date of the Term of the Lease is ______, 200_ and the Expiration Date of the Term is _______-, 20__ and the Articles 4 and 6 of the Basic Lease Provisions are modified accordingly.

3.2 Tenant represents and warrants to Landlord that (i) there exists no default under the Lease either by Tenant or Landlord; and (ii) there exists no offset, defense or counterclaim to Tenant's obligations under the Lease.

3.2 This Agreement is executed by the parties hereto for the purpose of providing a record of the Commencement and Expiration Dates of the Lease.

     EXCEPT as modified in this Agreement, the Lease will remain in full force and effect as if the same were set forth in full in this Agreement, and Landlord and Tenant ratify and confirm all the terms and conditions of the Lease as modified by this Agreement.

     THIS AGREEMENT will be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

     EACH PARTY AGREES that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements, and each party waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the failures described above.

     Landlord and Tenant have executed this Agreement as of the date and year first above written and represent and warrant to each other that the individual signing this Agreement on its behalf possesses the requisite authority to sign this Agreement.

LANDLORD:                               TENANT:
MACK-CALI EAST LAKEMONT L.L.C.          IVIVI TECHNOLOGIES, INC.
By: Mack-Cali, L.P., member
By: Mack-Cali Realty Corporation,
    general partner

                                   EXHIBIT G
                                   ---------

                          TAX AND OPERATING COST RIDER

     Tenant will pay in addition to the Fixed Basic Rent provided in this Lease, Additional Rent to cover Tenant's Percentage of the increased cost to Landlord, for each of the categories enumerated in this Exhibit, over the "Base Period Costs" for these categories.

     a. OPERATING COST ESCALATION -- If the Operating Costs incurred for the Real Property for any Lease Year or Partial Lease Year during the Term will be greater than the Base Operating Costs (reduced proportionately to correspond to the duration of periods less than a Lease Year), then Tenant will pay to Landlord, as Additional Rent, Tenant's Percentage of all such excess Operating Costs. Operating Costs will include, by way of illustration and not of limitation: personal property taxes; management fees; labor, including all wages and salaries; social security and other taxes which may be levied against Landlord upon such wages and salaries; supplies; repairs and maintenance; maintenance and service contracts; painting; wall and window washing; tools and equipment (which are not required to be capitalized for federal income tax purposes); trash removal; lawn care7 snow removal and all other items properly constituting direct operating costs according to standard accounting practices (collectively referred to as the "Operating Costs" in this Lease); but not including depreciation of Building or equipment; interest; income or excess profits taxes; costs of maintaining the Landlord's corporate existence; franchise taxes; any expenditures required to be capitalized for federal income tax purposes, unless said expenditures are for the purpose of reducing Operating Costs at the Real Property, or those which under generally applied real estate practice are expensed or regarded as deferred expenses or are required under any Legal Requirement, in which event the costs thereof shall be included. Notwithstanding anything contained herein to the contrary, any additional costs incurred by Landlord during the Calendar Year by reason of Landlord or any of its vendors entering into new labor contracts or renewals or modifications of existing labor contracts will not be included in Base Operating Costs. In addition, Tenant will pay Landlord Tenant's Percentage of all costs and expenses incurred by Landlord in connection with complying with any "homeland security" requirements and such costs and expenses will not be included in Operating Costs.

     b. FUEL, UTILITIES AND ELECTRIC COST ESCALATION -- If utility and energy costs, including any fuel surcharges or adjustments with respect thereto, incurred for water, sewer, gas, electric, other utilities and heating, ventilating and air conditioning for the Building, including all leased and leasable areas (not separately billed or metered within the Building), and Common Facilities electric, lighting, water, sewer and other utilities for the Building and other portions of the Real Property (collectively referred to in this Lease as "Utility and Energy Costs"), for any Lease Year or Partial Lease Year during the Term will be greater than the Base Utility and Energy Costs (reduced proportionately to correspond to the duration of periods less than a Lease Year), then Tenant will pay to Landlord as Additional Rent, Tenant's Percentage of all such excess Utility and Energy Costs.

     c. TAX ESCALATION -- If the Real Estate Taxes for the Real Property for any Lease Year or Partial Lease Year during the Lease Term will be greater than the Base Real Estate Taxes (reduced proportionately to correspond to the duration of periods less than a Lease Year), then Tenant will pay to Landlord as Additional Rent, Tenant's Percentage of all such excess Real Estate Taxes.

          As used in this Lease, "Real Estate Taxes" mean the property taxes and assessments imposed upon the Building and other portions of the Real Property, or upon the rent payable to the Landlord, including, but not limited to, real estate, city, county, village, school and transit taxes, or taxes, assessments, or charges levied, imposed or assessed against the Real Property by any taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen. If due to a future change in the method of taxation, any franchise, income or profit tax will be levied against Landlord in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax will be deemed to be a Real Estate Tax for purposes of this Lease.

          Landlord, will have the exclusive right, but not the obligation, to contest or appeal any Real Estate Tax assessment levied on all or any part of the Real Property.

     d. INSURANCE COST ESCALATION -- If the Insurance Costs for the Real Property for any Lease Year or Partial Lease Year during the Term will be greater than the Base Insurance Costs (reduced proportionately to correspond to the duration of periods less than a Lease Year), Tenant will pay to Landlord as Additional Rent for each Lease Year or Partial Lease Year, Tenant's Percentage of such excess Insurance Costs.

          As used in this Lease, "Insurance Costs" mean all fire and other insurance costs, together with any deductibles, incurred by Landlord in connection with its operation and maintenance of the Real Property for any Lease Year or Partial Lease Year during the Term.

     e. LEASE YEAR -- As used in this Lease, Lease Year will mean a calendar year. Any portion of the Term which is less than a Lease Year, that is, from the Commencement Date through the following December 31, and from the last January I falling within the Term to the end of the Term, will be deemed a "Partial Lease Year". Any reference in this Lease to a Lease Year will, unless the context clearly indicates otherwise, be deemed to be a reference to a Partial Lease Year if the period in question involves a Partial Lease Year.

     f. PAYMENT -- Prior to each Lease Year, Landlord will give Tenant an estimate of amounts payable under this Rider for such Lease Year or Partial Lease Year. By the first day of each month during such Lease Year or Partial Lease Year, Tenant will pay Landlord one-twelfth (1/12th) of the estimated amount. If, however, the estimate is not given before such Lease Year or Partial Lease Year begins, Tenant will continue to pay by the first day of each month on the basis of last year's estimate, if any, until the month after the new estimate is given. As soon as practicable after each Lease Year or Partial Lease Year ends, Landlord will give Tenant a statement (the "Statement") showing the actual amounts payable by Tenant under this Rider for such Lease Year. If the Statement shows that the actual amount Tenant owes for such Lease Year or Partial Lease Year is less than the estimated amount paid by Tenant during such Lease Year or Partial Lease Year, Landlord, at its option, will either return the difference or credit the difference against the next succeeding payment(s) of Additional Rent. If the Statement shows that the actual amount Tenant owes is more than the estimated Additional Rent paid by Tenant during such Lease Year or Partial Lease Year, Tenant will pay the difference within thirty (30) days after the Statement is delivered to Tenant.

     g. BOOKS AND REPORTS -- Landlord will maintain books of account which, provided that Tenant has not breached this Lease, will be open to Tenant and its representatives at all reasonable times so that Tenant can determine that such Operating, Utility and Energy, Insurance and Real Estate Tax Costs have, in fact, been paid or incurred. Tenant's representatives will mean only (i) Tenant's employees or (ii) a Certified Public Accounting firm, and neither Tenant's employees nor any Certified Public Accounting firm will be permitted to perform such inspection and/or audit on a contingency basis or for any other tenant in the Building. At Landlord's request, Tenant and/or Tenant's Certified Public Accounting firm will execute a confidentiality agreement reasonably acceptable to Landlord prior to any examination of Landlord's books and records. In the event Tenant disputes any one or more of such charges, Tenant will attempt to resolve such dispute with Landlord, provided that if such dispute is not satisfactorily settled between Landlord and Tenant within thirty (30) days, then upon request of either party, the dispute will be referred to an independent certified public accountant to be mutually agreed upon to arbitrate the dispute, and if such an accountant cannot be agreed upon, the American Arbitration Association may be asked by either party to select an arbitrator, whose decision on the dispute will be final and binding upon both parties, who will jointly share any cost of such arbitration. Pending resolution of the dispute, the Tenant will pay to Landlord the sum so billed by Landlord, subject to its ultimate resolution as set forth above. The arbitration mechanism set forth above shall be the sole process available to resolve such disputes.

     h. RIGHT OF REVIEW -- Once Landlord will have finally determined the Operating, Utility and Energy, Insurance or Real Estate Tax Costs at the expiration of a Lease Year, then as to the item so established, Tenant will only be entitled to dispute such charge for a period of six (6) months after such charge is billed to Tenant, and Tenant specifically waives any right to dispute any such charge anytime after the expiration of said six (6) month period.

     i. OCCUPANCY ADJUSTMENT -- If the Building is less than eighty-five percent (85%) occupied during the Calendar Year or during any Lease Year or Partial Lease Year subsequent to the Calendar Year, then the Operating Costs will be adjusted during the Calendar Year and the Operating Costs and Utility and Energy Costs will be adjusted during any such Lease Year or Partial Lease Year so as to reflect eighty-five percent (85%) occupancy. The aforesaid adjustment will only be made with respect to those items that are in fact affected by variations in occupancy levels.

     j. The parties agree that Tenant's Percentage, as defined in the Preamble, reflects and will be continually adjusted to reflect the ratio of the gross square feet of the area rented to Lessee (including an allocable share of all Common Facilities) [the numerator] as compared with the total number of gross square feet of the entire building (or additional buildings that may be constructed within the Real Property) [the denominator] measured outside wall to outside wall, but excluding therefrom any storage areas. Landlord shall have the right to make changes or revisions in the Common Facilities of the Building so as to provide additional leasing area. Landlord shall also have the right to construct additional buildings in the Real Property for such purposes as Landlord may deem appropriate, and subdivide the lands for that purpose if necessary, and upon so doing, the Real Property shall become the subdivided lot on which the Building in which the Premises is located. However, if any service provided for in subparagraph a. or any utility provided for in subparagraph b. is separately billed or separately metered within the Building, then the square footage so billed or metered shall be subtracted from the denominator and the Tenant's proportionate share for such service and/or utility shall be separately computed, and the Base Period Costs for such item shall not include any charges attributable to said square footage. Tenant understands that as a result of changes in the layout of the Common Facilities from time to time occurring due to, by way of example and not by way of limitation, the rearrangement of corridors, the aggregate of all Building tenant proportionate shares may be equal to, less than or greater than one hundred percent (100%).

                                     -END-

                                   EXHIBIT H
                                   ---------

                               ELECTRICITY RIDER
                               -----------------

ELECTRICITY: The cost of electric current which is supplied by Landlord for use by Tenant in the Premises, other than for heating or air conditioning purposes, will be reimbursed to Landlord at the Electric Rate. The "Electric Rate" will mean the applicable time of day cost actually incurred by Landlord for electricity supplied to the Building (including all applicable surcharges, demand, line loss factor, taxes and other sums payable in respect to thereof).

     a. From and after the Commencement Date, Tenant agrees to pay as Additional Rent an estimated electrical charge of $.13 per gross rentable square foot per month, payable on the first day of each and every month, until such time as an electrical survey can be performed pursuant to subparagraph b. below.

     b. Landlord will have an electrical engineering consultant make a survey of the electric power used in the Premises to determine Tenant's average monthly electric consumption, and the costs of such survey will be borne by Tenant. The findings of the consultant will be conclusive and binding on Landlord and Tenant. After Landlord's consultant has submitted its report, Tenant will pay to Landlord, within ten (10) days after demand therefor by Landlord, the amount (based on the average monthly consumption found by such consultant and applying the Electric Rate thereto) owing from the Commencement Date through and including the then current month, adjusted for the estimated electrical charges already paid, and thereafter, on the first day of every month, in advance, the cost of the electricity used in the Premises based on the amount set forth as the average monthly consumption in the report. Such costs will constitute Additional Rent due under the Lease. Proportionate sums will be payable for periods less than a full month.

     c. In the event that there will be an increase or decrease in the Electric Rate, the Additional Rent payable for electricity will be adjusted equitably to reflect the increase or decrease in the Electric Rate.

     d. Tenant will notify Landlord immediately upon the introduction of any office equipment or lighting materially different from or in addition to that on the Premises as of Landlord's electrical survey. The introduction of any new or materially different equipment or lighting will, at Landlord's election, be cause for a resurveying of the Premises at Tenant's expense. Landlord reserves the right to inspect the Premises to insure compliance with this provision.

     e. Landlord will not be liable in any way to Tenant for any loss, damage or expense which Tenant may sustain or incur as a result of any failure, defect or change in the quantity or character of electrical energy available for redistribution to the Premises pursuant to this Exhibit H, nor for any interruption in the supply, and Tenant agrees that such supply may be interrupted for inspections, repairs and replacements and in emergencies. In no event will Landlord be liable for any business interruption suffered by Tenant.

     (f) Landlord, at Tenant's expense, will furnish and install all replacement lighting tubes, lamps, ballasts, starters and bulbs required in the Premises.

     g. Tenant's use of electrical service in excess of Building Hours will, at Landlord's election, be cause for a resurveying of the Premises at Tenant's expense.



                                     --END-

                                   EXHIBIT I
                                   ---------

                          SAMPLE FORM LETTER OF CREDIT


                                                                          [DATE]

TO:
[Name of Beneficiary]
[Address]

RE:     IRREVOCABLE LETTER OF CREDIT

Gentlemen:

     By order of our client, _____________________, we hereby establish our irrevocable Letter of Credit No. ______ in your favor for a sum or sums not to exceed $________________- (__________________ U.S. Dollars) in the aggregate, effective immediately.

     This Letter of Credit shall be payable in immediately available funds in U.S. Dollars. Funds under this credit are payable to you upon your presentation to us a sight draft drawn on us in the form annexed hereto. All drafts must be marked: "Drawn under Letter of Credit No. ___ of [Name of Issuing Bank].

     This Letter of Credit shall expire twelve (12) months from the date hereof; but is automatically extendable, so that this Letter of Credit shall be deemed automatically extended, from time to time, without amendment, for one year from the expiration date hereof and from each and every future expiration date, unless at least sixty (60) days prior to any expiration date we shall notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. The final expiration date hereof shall be no earlier than [fill in suitable date after expiration of lease].

     This Letter of Credit is transferable and may be transferred one or more times. However, no transfer shall be effective unless advice of such transfer is received by us in our standard form.

     We hereby agree to honor each draft drawn under and in compliance with this Letter of Credit, if duly presented at our offices at ________________ or at any other of our offices.

     This Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590.


                                        [Name of Bank]

                                        By:


                       [Annex Bank's Form of Sight Draft]